EXHIBIT 10.38

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                          EXCLUSIVE MARKETING AGREEMENT

                                  BY AND AMONG

                                 OSTEOTECH, INC.

                                     LIFENET

                            DEPUY ORTHOPAEDICS, INC.

                                       AND

                               DEPUY ACROMED, INC.

                          DATED AS OF DECEMBER 13, 2002

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Section 1         DEFINITIONS; CONSTRUCTION....................................1

     1.1      "510(k) Premarket Notification"..................................1
     1.2      "AAA"............................................................2
     1.3      "AATB"...........................................................2
     1.4      "Adverse Reaction Report"........................................2
     1.5      "Affiliate"......................................................2
     1.6      "Agreement"......................................................2
     1.7      "Allograft Bone Tissue"..........................................2
     1.8      "Annual End User Fees"...........................................2
     1.9      "Audit Report"...................................................2
     1.10     "Auditor"........................................................2
     1.11     "BMPs"...........................................................2
     1.12     "Bio-Implant Allografts".........................................2
     1.13     "Business Day"...................................................2
     1.14     "Carrier Allograft"..............................................2
     1.15     "Carry-Over Period"..............................................2
     1.16     "Confidential Information".......................................2
     1.17     "Contract Year"..................................................3
     1.18     "Corrective Payment".............................................3
     1.19     "Customers"......................................................3
     1.20     "DBM Carrier Products"...........................................3
     1.21     "DBM Notice of Sale".............................................3
     1.22     "DBM Promoting Affiliates".......................................4
     1.23     "DePuy"..........................................................4
     1.24     "DePuy AcroMed"..................................................4
     1.25     "DePuy Comment Period"...........................................4
     1.26     "DePuy Orthopaedics".............................................4
     1.27     "DePuy Service Fee"..............................................4
     1.28     "Effective Date".................................................5
     1.29     "End User Fee"...................................................5
     1.30     "FDA"............................................................5
     1.31     "FDA Carry-Over Period"..........................................5
     1.32     "Field"..........................................................5
     1.33     "Final Packaging"................................................5
     1.34     "First Right"....................................................5


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     1.35     "Force Majeure"..................................................5
     1.36     "Initial Forecast"...............................................5
     1.37     "Initial Packaging"..............................................5
     1.38     "Inventory Carrying Costs".......................................6
     1.39     "Inventory Supply"...............................................6
     1.40     "Invoice Date"...................................................6
     1.41     "Laws and Rules".................................................6
     1.42     "LifeNet"........................................................6
     1.43     "LifeNet Fee"....................................................6
     1.44     "LifeNet Patents"................................................6
     1.45     "LifeNet Technology".............................................6
     1.46     "LifeNet Traditional and Non-Carrier Based Tissues"..............6
     1.47     "Losses".........................................................6
     1.48     "Materially Burdensome Condition"................................7
     1.49     ***..............................................................7
     1.50     "NOTA"...........................................................7
     1.51     "Osteotech"......................................................7
     1.52     "Osteotech Comment Period".......................................7
     1.53     "Osteotech Patents"..............................................7
     1.54     "Osteotech Service Fee"..........................................7
     1.55     "Osteotech Suggested End User Fees"..............................7
     1.56     "Party"..........................................................7
     1.57     "Person".........................................................7
     1.58     "Pre-Existing Distribution Agreement"............................7
     1.59     "Premarket Approval (PMA)".......................................8
     1.60     "Primary Agreement"..............................................8
     1.61     "Product"........................................................8
     1.62     "Product Complaint"..............................................8
     1.63     "Product Development Payment"....................................8
     1.64     "Promotional Budget".............................................8
     1.65     "Promotional Materials"..........................................8
     1.66     "Reasonable Efforts".............................................8
     1.67     "Remedy Period"..................................................9
     1.68     "Required Characteristics".......................................9
     1.69     "Section 7.1 Report".............................................9

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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     1.70     "Section 7.2 Report".............................................9
     1.71     "Targeted Inventory Level".......................................9
     1.72     "Territory"......................................................9
     1.73     "Tissue Priority Guidelines".....................................9
     1.74     "Trademarks"....................................................10
     1.75     Construction....................................................10

Section 2         PRIMARY AGREEMENT OBLIGATIONS...............................10

     2.1      Supply of Allograft Bone Tissue by LifeNet......................10
     2.2      Processing of Allograft Bone Tissue by Osteotech................11
     2.3      Packaging and Delivery of the Product...........................11
     2.4      License of LifeNet Technology to Osteotech......................11
     2.5      License of Osteotech Patents to LifeNet.........................11
     2.6      Covenant Not to Sue.............................................11
     2.7      Determination of Tissue Providers...............................12
     2.8      In the Event of an Insufficient Supply of Tissue................12
     2.9      Determination of Product Types and Amounts......................12
     2.10     ***.............................................................12

Section 3         EXCLUSIVITY OF PROMOTION....................................13

     3.1      Generally.......................................................13
     3.2      Promotional Restrictions on DePuy...............................13
     3.3      Limited Restrictions on LifeNet.................................13
     3.4      Grafton(R) Exclusion............................................14

Section 4         RELATIONSHIP OF PARTIES; BUDGET.............................14

     4.1      Relationship of the Parties.....................................14
     4.2      Promotional Budget..............................................14

Section 5         OBLIGATIONS AND REPRESENTATIONS OF THE PARTIES..............14

     5.1      Regulatory Matters..............................................14
     5.2      LifeNet Obligations.............................................17
     5.3      DePuy Obligations...............................................17
     5.4      Osteotech Obligations...........................................18
     5.5      Representations, Warranties, and Covenants of the Parties.......19
     5.6      DISCLAIMER......................................................21

Section 6         COMPENSATION................................................21

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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     6.1      End User Fees...................................................21
     6.2      Payment of Service Fees.........................................21
     6.3      Compensation and Expenses.......................................23
     6.4      Inventory Supply and Reimbursements.............................24
     6.5      Product Development Payment.....................................32

Section 7         REPORTS, ETC................................................32

     7.1      Monthly Reports.................................................32
     7.2      Quarterly Reports...............................................32
     7.3      Taxes...........................................................32
     7.4      Audit Rights....................................................32

Section 8         INDEMNIFICATION.............................................33

     8.1      Intellectual Property Indemnification by Osteotech..............33
     8.2      Promotional Material Indemnification by Osteotech...............34
     8.3      General Indemnification by Osteotech............................34
     8.4      Intellectual Property Indemnification by LifeNet................34
     8.5      Promotional Material Indemnification by LifeNet.................34
     8.6      General Indemnification by LifeNet..............................34
     8.7      Indemnification by DePuy........................................35
     8.8      Conditions to Indemnifications..................................35
     8.9      Insurance.......................................................36
     8.10     LIMITATION ON LIABILITY.........................................36

Section 9         CONFIDENTIALITY.............................................37

     9.1      Generally.......................................................37
     9.2      Obligations on Termination......................................37

Section 10        TERM........................................................37

     10.1     Generally.......................................................37
     10.2     Termination of Primary Agreement................................38
     10.3     Bankruptcy......................................................38
     10.4     Material Breach of Representations, Warranties, or Covenants....38
     10.5     Infringement....................................................38
     10.6     Invalidity of Osteotech Patents.................................38
     10.7     Recall or Corrective Action.....................................39
     10.8     Premarket Approval (PMA)........................................39
     10.9     Change in Control of Osteotech..................................39
     10.10    Osteotech Relationship with RTI or Medtronic....................40
     10.11    DBM Notice of Sale..............................................40
     10.12    Distribution of Other DBM Carrier Products by DePuy.............40


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     10.13    Bone Morphogenic Proteins Exclusion.............................40
     10.14    Corrective Payments by DePuy....................................41
     10.15    Osteotech and LifeNet Right to Waive Termination................42
     10.16    Effect of Certain Terminations on DePuy Thresholds..............42
     10.17    Survival........................................................42

Section 11        TRADEMARKS, TRADENAMES, AND PATENTS.........................43

     11.1     Generally.......................................................43
     11.2     Restriction on Use..............................................43
     11.3     Infringement of Trademarks......................................43
     11.4     Infringement of Osteotech Patents...............................43
     11.5     Infringement of LifeNet Patents.................................43
     11.6     Technology or Intellectual Property Developed
                Subsequent to Effective Date..................................44

Section 12        DISPUTE RESOLUTION..........................................44

     12.1     Mediation.......................................................44
     12.2     Arbitration.....................................................45

Section 13        MISCELLANEOUS...............................................46

     13.1     Notice..........................................................46
     13.2     Force Majeure...................................................47
     13.3     Assignment......................................................47
     13.4     Amendment.......................................................47
     13.5     Waiver..........................................................47
     13.6     Remedies........................................................47
     13.7     Severability....................................................48
     13.8     Governing Law...................................................48
     13.9     Publicity.......................................................48
     13.10    Headings........................................................48
     13.11    Entire Agreement................................................48
     13.12    Conflicts with Primary Agreement................................49
     13.13    Fees and Expenses...............................................49
     13.14    Incorporation by Reference......................................49
     13.15    Interpretation..................................................49
     13.16    Counterparty and Facsimile Signatures...........................49



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                          EXCLUSIVE MARKETING AGREEMENT

            This Exclusive Marketing Agreement (the "AGREEMENT") is made as of the 13th day of December, 2002, by and among Osteotech, Inc., a tissue bank accredited by the AATB and a corporation organized and existing under the laws of the state of Delaware ("OSTEOTECH"), LifeNet, a tissue bank accredited by the AATB and a not-for-profit corporation organized and existing under the laws of the Commonwealth of Virginia ("LIFENET"), DePuy Orthopaedics, Inc., a corporation organized and existing under the laws of Indiana, ("DEPUY ORTHOPAEDICS") and DePuy AcroMed, Inc., a corporation organized and existing under the laws of Ohio and an Affiliate of DePuy Orthopaedics ("DEPUY ACROMED", DePuy Orthopaedics and DePuy AcroMed are together referred to herein as "DEPUY"), each of Osteotech, LifeNet, DePuy Orthopaedics and DePuy AcroMed being a "PARTY", and collectively referred to as the "PARTIES". Capitalized terms used in this Agreement shall have the meanings assigned to them in Section 1 hereof, unless otherwise defined elsewhere in this Agreement.

            WHEREAS, LifeNet and Osteotech have entered into the Primary Agreement which, among other things, contemplates that this Agreement will be entered into; and

            WHEREAS, to enhance the usefulness of, and encourage the use by hospitals and physicians of bone tissue recovered from human donors (i.e., human allograft bone tissue), the Parties agree to enter into this Agreement pursuant to which:

            (a) LifeNet will provide Allograft Bone Tissue to Osteotech for further processing;

            (b) Osteotech will further process, utilizing its proprietary technology, the Allograft Bone Tissue (to include demineralization if not previously performed by LifeNet) and will combine such demineralized Allograft Bone Tissue with a glycerol-based carrier in order to produce for subsequent distribution by LifeNet (and its designees) the Products; and

            (c) Osteotech will engage DePuy to promote the Products and will grant to DePuy the exclusive rights to promote such Products in the Field throughout the Territory

            WHEREAS, LifeNet processes human allograft bone tissue into forms suitable for clinical use and promotes and distributes the processed tissue, and can obtain reasonable payment from tissue recipients (e g hospitals and physicians) in compliance with NOTA

            NOW, THEREFORE, the Parties hereby agree as follows:

SECTION 1 DEFINITIONS; CONSTRUCTION

      1.1 "510(k) Premarket Notification" shall mean the premarketing notification submission made to the FDA prior to the marketing of Class I, Class II, and some Class III devices intended for human use to demonstrate that the device to be marketed is substantially equivalent to a predicate device (or any functionally equivalent submission that may hereinafter be promulgated by the FDA that would be applicable to the Product).


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      1.2 "AAA" shall mean the American Arbitration Association.

      1.3 "AATB" shall mean the American Association of Tissue Banks.

      1.4 "Adverse Reaction Report" shall mean any communication, whether verbal or in writing, that conveys an actual or suspected serious injury (an injury that is reasonably likely to lead to death or permanent disability or which requires significant medical intervention to treat) or death that is alleged to be caused by the Product or any component thereof.

      1.5 "Affiliate" shall mean, in respect of any Party or third party, any Person which is controlled by or is under common control with such Party or third party, as the case may be. For the purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      1.6 "Agreement" shall have the meaning ascribed thereto in the preamble.

      1.7 "Allograft Bone Tissue" shall mean aseptically recovered human allograft bone tissue***.

      1.8 "Annual End User Fees" shall mean the aggregate amount of End User Fees invoiced to Customers in connection with the Products for each Contract Year.

      1.9 "Audit Report" shall mean the report prepared by the Auditor.

      1.10 "Auditor" shall mean an independent accounting firm.

      1.11 "BMPs" shall mean bone morphogenic proteins.

      1.12 "Bio-Implant Allografts" shall mean a line of allograft-based, structural spinal bio-implants produced by Osteotech pursuant to the terms and conditions of the Primary Agreement including the tradenames of Graftech (TM) Anterior Ramp, Graftech(TM) Posterior Ramp, Graftech(TM) Cervical Spacer, Graftech(TM) Cervical Dowel and Graftech(TM) Cortical Spacers.

      1.13 "Business Day" shall mean any day other than a Saturday or Sunday or other day on which banks are authorized to be closed in the Commonwealth of Virginia.

      1.14 "Carrier Allograft" shall mean allograft bone formulations, prepackaged and distributed within a biocompatible chemical carrier for delivery of such allograft bone tissue to the surgical site.

      1.15 "Carry-Over Period" shall mean a period of two (2) years from the date of termination of this Agreement.

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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      1.16 "Confidential Information" means any information, except such information identified in the last sentence of this Section 1.16, that is disclosed to any Party by any other Party which is provided in writing (or reduced to writing promptly after oral disclosure) and marked "confidential." Consistent with the foregoing, Confidential Information includes: all general and specific knowledge, experience and information that is confidential and of value to the Party who possesses it, including without limitation, formulations, designs, products, processes, supplies, methods of manufacture or processing, SOPs, cost data, master files; the nature of research and/or development projects, as well as data relating thereto; marketing, promotional or business plans; donor data; information related to a Product; the development status of a Product; Product indications and modes of administration; technical information; business information, such as reports, records, customer lists, supplier lists, and marketing, promotional and sales or distribution plans; financial information such as costs and pricing information, and economic analyses, if any, conducted with respect to a Product. Notwithstanding the foregoing, Confidential Information shall not include information: (a) that was previously known to the recipient or independently developed, in each case, as evidenced by recipient's written records, (b) that is lawfully obtained by recipient from a source independent of the disclosing Party, (c) that is now or becomes public knowledge other than by breach of this Agreement, or (d) that is legally required to be disclosed under federal or state law, provided that the Party required to make the disclosure takes reasonable steps, consistent with protection it would seek for its own Confidential Information, to prevent the Confidential Information from becoming public and prior to disclosure notifies the disclosing Party and gives such Party a reasonable opportunity to seek a protective order.

      1.17 "Contract Year" shall mean the twelve (12) calendar month period commencing on the Effective Date, and thereafter, each twelve (12) calendar month period commencing on the calendar day immediately following the last calendar day of the then preceding Contract Year.

      1.18 "Corrective Payment" shall have the meaning ascribed thereto in
Section 10.14.

      1.19 "Customers" shall mean all hospitals and physicians which place orders for Products in the Territory.

      1.20 "DBM Carrier Products" shall mean all demineralized, non-load bearing allograft bone tissue formulations, including without limitation allograft bone formulations containing other substances or products, which are prepackaged and distributed within a biocompatible chemical carrier for delivery of such allograft bone tissue formulations to the surgical site; provided, however, that an allograft bone tissue formulation which is within a chemical used solely as a preservative and not a carrier shall not be deemed to be a DBM Carrier Product; and further provided that autologous materials, such as blood, platelet-rich plasma, and bone marrow shall not be deemed to be a chemical carrier for purposes of this definition.

      1.21 "DBM Notice of Sale" shall mean prior written notice provided by DePuy Orthopaedics under Section 3.2 to Osteotech and LifeNet of its intention to promote and/or distribute DBM Carrier Products other than Products in the Territory for the Field.


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      1.22 "DBM Promoting Affiliates" shall mean those Affiliates of DePuy (or any of its present or future Affiliates) that markets or sells medical devices and/or promotes or distributes DBM Carrier Products, in each case, for use in the Territory for the Field.

      1.23 "DePuy" shall have the meaning ascribed thereto in the preamble.

      1.24 "DePuy AcroMed" shall have the meaning ascribed thereto in the preamble.

      1.25 "DePuy Comment Period" shall have the meaning ascribed thereto in
Section 5.3.1.

      1.26 "DePuy Orthopaedics" shall have the meaning ascribed thereto in the preamble.

      1.27 "DePuy Service Fee" shall mean the amount payable by Osteotech to DePuy, whether paid by Osteotech or by LifeNet on behalf of Osteotech in accordance with Section 6.2.2, for the promotional services rendered by DePuy in accordance with this Agreement. The amount of the DePuy Service Fee payable to DePuy shall be calculated as follows:

                  (a) ***

                  (b) ***

                  (c) An example of how the DePuy Service Fee is calculated is set forth in EXHIBIT I hereto.

      1.28 "Effective Date" shall mean January 1, 2003.

      1.29 "End User Fee" shall mean, the gross amount invoiced to the Customer in connection with the Products less any sales or use taxes, tariffs, custom duties and other government charges, shipping/mailing charges, insurance and returns.

      1.30 "FDA" shall mean the U.S. Food and Drug Administration.

      1.31 "FDA Carry-Over Period" shall have the meaning ascribed thereto in
Section 6.4.13.

      1.32 "Field" shall mean spine, orthopedic, and trauma.

      1.33 "Final Packaging" shall mean the exterior packaging and labeling of the Product conforming with the specifications set forth on EXHIBIT H hereto, including product inserts and tracking materials, and such additional labeling as is determined by LifeNet to be

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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required by applicable Laws and Rules and placing Product in an appropriate container for shipping.

      1.34 "First Right" shall mean the right, with priority over any other Party, to supply, produce, acquire, or negotiate.

      1.35 "Force Majeure" shall mean any cause preventing the performance of any covenant or obligation to be performed by a Party under this Agreement beyond the reasonable control of the Party bound by such covenant or obligation, including fire, explosion, power blackout, earthquake, volcanic action, flood, hurricane, the elements, strike, embargo, labor disputes, civil or military authority, war, acts of terrorism, acts of God, acts or omissions of other carriers, or acts of regulatory or governmental agencies. Changes in economic, business or competitive conditions or a change in the regulatory status of the Products are not Force Majeure conditions.

      1.36 "Initial Forecast" shall mean the non-binding forecast of sales for each Product by product code for the period remaining in the calendar quarter in which the Effective Date occurs and for each of the four (4) full calendar quarters thereafter.

      1.37 "Initial Packaging" shall mean the sealed protective pouch provided by Osteotech that contains a product identity label containing the product code, donor number and serial number in accordance with the specifications in EXHIBIT A hereto, which will allow each unit to be tracked to its Customer, as may be required by applicable Laws and Rules.

      1.38 "Inventory Carrying Costs"***

      1.39 "Inventory Supply" shall mean ***. In the context of a partial termination, the term "Inventory Supply" shall have the meaning set forth in the preceding sentence, but only as applied to the Product(s) to which the termination applies.

      1.40 "Invoice Date" shall mean the date that LifeNet sends an invoice to the Customer for Products.

      1.41 "Laws and Rules" means all current and future laws, statutes, rules and regulations of any federal, state or local government or regulatory authority (e.g., the FDA) or standard setting body (e.g. AATB), including, without limitation, NOTA, cGTP, the policies and procedures set forth in the Standards for Tissue Banking and the technical manuals of the AATB.

      1.42 "LifeNet" shall have the meaning ascribed thereto in the preamble.

      1.43 "LifeNet Fee" *** An example of how the LifeNet Fee is calculated is set forth in EXHIBIT I hereto.

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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      1.44 "LifeNet Patents" shall mean the patents listed in EXHIBIT G hereto and any extensions and continuations thereof.

      1.45 "LifeNet Technology" shall mean the methods, processes and formulations covered by any of the claims in the LifeNet Patents listed in EXHIBIT G hereto and any extensions and continuations thereof.

      1.46 "LifeNet Traditional and Non-Carrier Based Tissues" shall mean human allograft bone tissue processed for human transplantation that does not incorporate the use of a patented processing technology not owned or licensed by LifeNet and (1) in the case of load-bearing tissue, is a single, unitary piece that is not a composite bone graft composed of two or more bone portions, including without limitation, iliac crest wedge, cloward dowel, and cortical or cancellous bone cubes or strips or (2) in the case of non-load-bearing tissue, does not incorporate pharmaceutically-active agents, carriers, chemical agents, bio-active agents and/or any other additives or chemicals, including without limitation, ground and/or particulate cortical and/or cancellous bone tissue.

      1.47 "Losses" shall mean claims, actions or suits, judgments, damages, litigation costs (including reasonable attorneys' fees and costs), losses, obligations, or liabilities arising out of third party claims, including without limitation defending disputes and lawsuits with any regulatory agency, made against or incurred by an indemnified Party.

      1.48 "Materially Burdensome Condition" shall mean any condition that materially limits the ability of a Party to operate its business in substantially the same manner as such business was operated as of the Effective Date or materially changes the terms of the consideration to be paid in connection with the transactions contemplated by this Agreement.

      1.49 ***

      1.50 "NOTA" shall mean the National Organ Transplant Act.

      1.51 "Osteotech" shall have the meaning ascribed thereto in the preamble.

      1.52 "Osteotech Comment Period" shall have the meaning ascribed thereto in
Section 5.4.2.

      1.53 "Osteotech Patents" shall mean the patents listed in EXHIBIT F hereto and any extensions and continuations thereof.

      1.54 "Osteotech Service Fee" shall mean the amount payable by LifeNet to Osteotech for the services rendered by Osteotech in accordance with this Agreement, including engaging DePuy for the promotion of the Products, for each Product unit processed by Osteotech

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***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.


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and distributed to Customer(s) by LifeNet. The amount of the Osteotech Service
Fee shall be ***. An example of how the Osteotech Service Fee is calculated is set forth in EXHIBIT I hereto.

      1.55 "Osteotech Suggested End User Fees" ***

      1.56 "Party" shall have the meaning ascribed thereto in the preamble.

      1.57 "Person" shall mean an individual, or a corporation, a company, a voluntary association, a partnership, a trust, a joint venture, an unincorporated organization or any other entity.

      1.58 "Pre-Existing Distribution Agreement" shall mean the marketing, promotional and distribution agreements which are in effect as of the Effective Date, entered into by certain of DePuy Orthopaedics' independent distributors with manufacturers or distributors of DBM Carrier Products in the Territory for the Field other than the Products.

      1.59 "Premarket Approval (PMA)" shall mean a device marketing application submitted to the FDA to request approval to market, or to continue marketing of, a Class III medical device by providing sufficient scientific evidence of the device's safety and efficacy for its intended use or uses (or any functionally equivalent submission that may hereinafter be promulgated by the FDA that would be applicable to the Product).

      1.60 "Primary Agreement" shall mean that certain Primary Agreement, dated as of January 4, 2002, as amended from time to time, entered into by and between LifeNet and Osteotech in respect of the processing of certain Carrier Allograft formulations and bio-implant allograft formulations.

      1.61 "Product" shall mean the Carrier Allograft products described in EXHIBIT A ***.

      1.62 "Product Complaint" shall mean any communication, whether verbal or in writing, that conveys actual or suspected problems or difficulties with the Product or any component thereof, but does not meet the definition of Adverse Reaction Report.

      1.63 "Product Development Payment"***

      1.64 "Promotional Budget" shall mean the budget prepared and agreed to by DePuy and LifeNet setting forth the expected expenditures for the Promotional Materials and activities determined as desirable for promoting the Products for use in the Field within the Territory. The Promotional Budget may include without limitation the budget for costs for preclinical studies, laboratory studies, clinical studies, field aids, training materials, scientific publications, advertising, dissemination of literature and brochures, exhibition materials, promotional aids and mailings, and organizing and/or hosting and/or participating in major

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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national and regional symposia and conventions. The Promotional Budget will include the budget for the costs of including the Products in DePuy's national sales meetings and other national or regional training events pursuant to
Section 5.3.2 hereof. ***

      1.65 "Promotional Materials" shall mean, in respect of any Product, all distribution and promotional materials related to such Product designed and prepared by LifeNet in consultation with DePuy prior to or during the term of this Agreement with the assistance and approval of all three Parties in accordance with Sections 5.3.1 and 5.4.2.

      1.66 "Reasonable Efforts" shall mean those efforts that would be made by a reasonably prudent business person acting in good faith in the exercise of reasonable commercial judgment. In the context of a recall, "Reasonable Efforts" shall mean, as to a Party, an undertaking by such Party to perform or satisfy an obligation or duty or otherwise act in the manner that a person desirous of achieving a result would act in similar circumstances to ensure that such result is achieved as expeditiously as possible; provided, however, that such Party shall not be required to agree to any Materially Burdensome Condition.

      1.67 "Remedy Period" shall have the meaning ascribed thereto in Section 10.12.

      1.68 "Required Characteristics" shall have the meaning ascribed thereto in EXHIBIT A hereto.

      1.69 "Section 7.1 Report" shall mean a report, electronic and printed, created by LifeNet that includes at least each of the following as they apply to the calendar month reported: (i) a list of each account (using random, alphanumerical identification of each Customer) that has placed orders for Products during such calendar month with the End User Fees invoiced for such Products; (ii) a list of each account (using random, alphanumerical identification of each Customer) to which Products have been invoiced during such calendar month; (iii) disposition of all orders for Products placed during such calendar month; and (iv) all outstanding orders for Products. The Section
7.1 Report submitted to DePuy will contain additional information as reasonably requested by DePuy, including Customer name and location.

      1.70 "Section 7.2 Report" shall mean the written report created by DePuy and certified by an applicable officer of DePuy AcroMed or DePuy Orthopaedics, that (i) specifies whether DePuy and its DBM Promoting Affiliates complied with the twenty-five per cent (25%) limit set forth in Section 10.12 during the applicable calendar quarter, and, (ii) in the event DePuy and its DBM Promoting Affiliates exceeded such limit, specifies the aggregate dollar amount invoiced by product for DBM Carrier Products promoted by DePuy and its DBM Promoting Affiliates during the applicable calendar quarter.

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

      1.71 "Targeted Inventory Level" shall mean a finished goods inventory of Products targeted *** contained in the rolling forecasts of sales provided by DePuy pursuant to Section 5.3.5 hereof.

      1.72 "Territory" shall mean the 50 states comprising the United States of America, the District of Columbia, and Puerto Rico; provided that if LifeNet and Osteotech agree to distribute Products in Canada, they shall so inform DePuy in writing at least ninety (90) calendar days prior to commencing such distribution and Canada shall be included in the definition of Territory commencing at the time such notice is given to DePuy.

      1.73 "Tissue Priority Guidelines" ***

      1.74 "Trademarks" shall mean all trademarks, tradenames, brand names, logos and designs (whether or not registered) of a Party used during the term of this Agreement by a Party in connection with the promotion of a Product. The Trademarks determined as of the Effective Date are listed in EXHIBIT D hereto.

      1.75 Construction. In this Agreement the singular includes the plural and the plural the singular; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" including printing, typing, lithography and other means of reproducing words in a tangible visible form; references to articles, section (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement unless otherwise indicated; references to agreements and other contractual instruments shall be deemed to include all schedules and exhibits to such agreement and all subsequent amendments and other modifications to such agreements and contractual instruments, but only to the extent such amendments and other modifications are permitted by the terms of this Agreement, unless otherwise indicated; and references to persons or entities include their respective permitted successors and assigns and, in the case of any governmental entity, governmental entities succeeding to their respective functions and capacities.

SECTION 2 PRIMARY AGREEMENT OBLIGATIONS

      2.1 Supply of Allograft Bone Tissue by LifeNet. LifeNet will provide either directly or indirectly through one of its suppliers (as selected by LifeNet after providing Osteotech and DePuy with notice of the intended supplier and a reasonable opportunity to lodge a non-binding objection to the use of tissue provided by such supplier) in accordance with this Agreement, the Primary Agreement, applicable Laws and Rules, and LifeNet's internal procedures which implement such Laws and Rules, Allograft Bone Tissue to Osteotech for performing services in accordance with the terms of this Agreement. LifeNet will maintain or cause to be maintained in accordance with applicable Laws and Rules all donor screening and suitability records.

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

      2.2 Processing of Allograft Bone Tissue by Osteotech. Osteotech will process in accordance with this Agreement, the Primary Agreement, applicable Laws and Rules, and Osteotech's internal procedures which implement such Laws and Rules, the Allograft Bone Tissue received from LifeNet into the Product meeting the specifications set forth on EXHIBIT A. Osteotech shall not use the Allograft Bone Tissue received from LifeNet (or its designees) for any other purposes. Osteotech will maintain in accordance with applicable Laws and Rules all required records including Product design and processing records.

      2.3 Packaging and Delivery of the Product

            2.3.1 Initial Packaging by Osteotech. Prior to supplying the Product to LifeNet, Osteotech will (1) certify the Product for sterility and expiration date and (2) insert the Product into the Initial Packaging. The Initial Packaging developed and used by Osteotech must: be acceptable to LifeNet and comply with applicable Laws and Rules.

            2.3.2 Delivery of Product by Osteotech to LifeNet. Osteotech will deliver Product complying with the certification and packaging requirements in
Section 2.3.1 to LifeNet or its designee(s), as directed by LifeNet.

            2.3.3 Final Packaging by LifeNet; Notice of Initial Packaging Defects. On receipt of the Product complying with the certification and packaging requirements in Section 2.3.1, LifeNet will insert the Product into the Final Packaging. LifeNet will notify Osteotech in writing within five (5) Business Days after LifeNet becomes aware of any visible defects in the Initial Packaging for the Product. In the event of any such notification, the Product will then be promptly returned to Osteotech to be remedied as appropriate in accordance with the terms of this Agreement.

            2.3.4 Distribution and Invoicing of Product by LifeNet. LifeNet will distribute or cause to be distributed Product to Customers and use Reasonable Efforts to contemporaneously invoice Customers therefor. LifeNet will be responsible for maintaining for a period of at least 10 years after the date of distribution of Product tracking records identifying the Customer to whom Product was distributed by LifeNet or its designees.

      2.4 License of LifeNet Technology to Osteotech. LifeNet hereby confirms that LifeNet has granted to Osteotech, pursuant to the terms and conditions of the Primary Agreement, a limited, non-exclusive, royalty-free license for Osteotech to use LifeNet Technology for purposes of making Product from tissue supplied by LifeNet.

      2.5 License of Osteotech Patents to LifeNet. Osteotech hereby confirms that Osteotech has granted to LifeNet, pursuant to the terms and conditions of the Primary Agreement, a limited, non-exclusive, royalty-free license for LifeNet to use the technology covered by claims in the Osteotech Patents for purposes of processing and distributing Product.

      2.6 Covenant Not to Sue. Each of Osteotech and LifeNet hereby waives any and all rights or claims against DePuy (or its Affiliates), including the right to sue, for any claims that the actions of DePuy (or its promotional agents) performed in accordance with the terms of this Agreement constitute an alleged infringement of the intellectual property of Osteotech or

LifeNet related to the Products, as the case may be, including claims based on theories of patent, trademark, trade name, or copyright infringement.

      2.7 Determination of Tissue Providers. LifeNet will have the sole right to determine the tissue bank providers of all bone tissue to be used in the Products, provided the identity of such tissue bank provider is first disclosed to Osteotech and DePuy and each of Osteotech and DePuy is given a reasonable opportunity to lodge a non-binding objection to the use of tissue provided by such tissue bank provider. Notwithstanding the fact that tissue may be provided by such other tissue banks, LifeNet shall be responsible as to Osteotech and DePuy in all respects with LifeNet's obligations under this Agreement and the Primary Agreement with regard to such tissue as if such tissue were provided directly by LifeNet.

      2.8 In the Event of an Insufficient Supply of Tissue. In the event that LifeNet is unable to supply enough tissue directly to meet the demand for Products, then LifeNet shall use Reasonable Efforts to secure additional tissue providers as contemplated in Section 2.7 hereof. If LifeNet is unable to secure additional tissue providers as contemplated in Section 2.7 hereof and LifeNet has complied with the Tissue Priority Guidelines, then LifeNet will not have liability to Osteotech or DePuy for LifeNet's failure to supply, whether directly or indirectly, enough tissue to meet the demand for Products.

      2.9 Determination of Product Types and Amounts. LifeNet *** shall have the sole right to determine the number and location of distribution centers for Product. LifeNet represents and agrees that each of such distribution centers is, or will be prior to the distribution of any Product through or from such center, as required by applicable Laws and Rules, registered with the FDA and all applicable state and local authorities. If requested by LifeNet, DePuy may, but shall not be required to, assume any of the responsibilities of LifeNet set forth in this Section 2.9.

      2.10 ***

SECTION 3 EXCLUSIVITY OF PROMOTION

      3.1 Generally. Pursuant to Section 4.9 of the Primary Agreement, Osteotech appoints DePuy as the exclusive promotional agent for the Products in the Territory for the Field; provided, however, that such appointment shall in no way restrict LifeNet from acting as its own promotional agent for the Products in the Territory for the Field, so long as DePuy receives the compensation to which it is entitled for any distribution of Products in the Territory for the Field that are the result of LifeNet's promotional efforts on its own behalf. LifeNet agrees not to appoint another promotional agent for the Products so long as DePuy is the exclusive promotional agent in accordance with the terms of this Agreement.

      3.2 Promotional Restrictions on DePuy. Until ***, DePuy Orthopaedics agrees that it will not promote, offer, provide, sponsor, recommend, sanction,

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

approve, endorse, distribute and/or sell in the Territory for the Field, whether directly or indirectly, any DBM Carrier Product other than the Products. Notwithstanding the foregoing, certain of DePuy Orthopaedics' independent distributors shall be able to continue to promote and distribute DBM Carrier Products in the Territory for the Field other than the Products, pursuant to Pre-Existing Distribution Agreements. DePuy represents and warrants to LifeNet and Osteotech that the Pre-Existing Distribution Agreements are applicable and will be applicable during the term of this Agreement to less than *** of DePuy Orthopaedics' sales force (taking into account both employees of DePuy Orthopaedics and employees of independent distributors retained by DePuy Orthopaedics) and; further, provided that DePuy Orthopaedics will use all Reasonable Efforts (which, at a minimum, include the termination of each Pre-Existing Distribution Agreement at the earliest possible date under the terms of the Pre-Existing Distribution Agreement without liability to DePuy Orthopaedics) to cause all such independent distributors which may be promoting or distributing DBM Carrier Products other than Products in the Territory for the Field to cease the promotion and distribution of such DBM Carrier Products as soon as practicable after the Effective Date without causing such independent distributors to breach any contract that may be in place as of the Effective Date. DePuy Orthopaedics may promote, offer, provide, sponsor, recommend, sanction, approve, endorse, distribute and/or sell *** any DBM Carrier Product in the Territory for the Field other than Products; provided that at least *** prior to any distribution of such DBM Carrier Product in the Territory for the Field, DePuy Orthopaedics shall have provided Osteotech and LifeNet with a DBM Notice of Sale. Notwithstanding the foregoing, DePuy Orthopaedics shall not be restricted hereby from developing and DePuy AcroMed shall not be restricted hereby from promoting, offering, providing, sponsoring, recommending, sanctioning, approving, endorsing, distributing and/or selling any products (including DBM Carrier Products) that are not Products. Nothing contained in this Section 3.2 shall have any effect on the rights and obligations of the Parties under Sections 10.12 and 10.14 hereof.

      3.3 Limited Restrictions on LifeNet. LifeNet shall not be restricted, in any way, from providing allograft tissue for or participating in the processing, promotion and/or distribution of Carrier Allografts other than Products. Nothing herein shall relieve LifeNet of complying with its obligations under this Agreement or the Primary Agreement or be interpreted to grant to LifeNet any license to utilize any valid, non-expired patent owned by Osteotech except as specifically provided in this Agreement.

      3.4 Grafton(R) Exclusion. Notwithstanding the fact that the Products may have some of the same general characteristics as Osteotech's Grafton(R) DBM products, the Parties agree that Grafton(R) DBM products remain a product that Osteotech may continue to market and promote in any manner, either on its own and/or with or through any third party that it determines in its sole discretion. Nothing contained herein shall restrict Osteotech from processing, marketing, promoting and/or distributing Carrier Allografts other than the Products, provided such Carrier Allografts other than the Products do not contain either of the Required Characteristics set forth in EXHIBIT A hereto.

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

SECTION 4 RELATIONSHIP OF PARTIES; BUDGET

      4.1 Relationship of the Parties. The relationship between the Parties set forth in this Agreement will not constitute and will not be construed as constituting a partnership or a relationship of agent and principal. No Party shall, under any circumstances act as or represent itself to be a partner, agent or a representative of any other Party. No Party shall have any responsibility for the firing, compensation, or employee benefits of any other Party's employees. No employee or representative of any Party shall have any authority to bind or obligate any other Party for any sum or in any manner whatsoever, or to create or impose a contractual or other liability on any other Party without such other Party's authorized written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, the legal relationship of the Parties under this Agreement shall be that of independent contractors.

      4.2 Promotional Budget. For each Contract Year DePuy and LifeNet shall prepare and deliver to Osteotech a Promotional Budget that will include the costs of Promotional Materials prepared and designed by LifeNet as well as all additional promotional activities. The Promotional Budget for the first Contract Year will be developed within sixty (60) calendar days after the Effective Date and will be attached hereto as EXHIBIT E. The Promotional Budget for subsequent Contract Years will be developed by DePuy and LifeNet and be distributed by DePuy to Osteotech not less than sixty (60) calendar days prior to the end of the then preceding Contract Year and, when so distributed, shall be attached hereto as a revised EXHIBIT E. DePuy shall bear all costs and expenses associated with the Promotional Budget other than the costs connected with the preparation of the Promotional Materials or such other specific costs assumed at LifeNet's sole discretion, by LifeNet.

SECTION 5 OBLIGATIONS AND REPRESENTATIONS OF THE PARTIES

      5.1 Regulatory Matters.

            5.1.1 Product Complaints. DePuy will forward Product Complaints to LifeNet within five (5) Business Days after DePuy's receipt of such Product Complaints and LifeNet, in turn, will forward such Product Complaints to Osteotech within five (5) Business Days after LifeNet's receipt of such Product Complaints to the extent such Product Complaint relates or may relate to the processing of the Product. LifeNet will log, investigate and close all Product Complaints and timely file, as a result of a Product Complaint, all required reports or other notices with appropriate regulatory authorities. DePuy and Osteotech will use Reasonable Efforts to assist LifeNet in conducting any investigation of a Product Complaint if and as requested by LifeNet.

            5.1.2 Adverse Reaction Reports. In the case where a Party learns of any Adverse Reaction Report or of any other information pertaining to potential safety concerns of a Product, such Party shall notify the other Parties of such Adverse Reaction Report or information as promptly as is practicable (but in no event more than five (5) Business Days after receiving such report or information) by telephone or telefax and shall provide the notified Parties with relevant supporting documentation pertaining to the potential safety concerns of a Product. The Parties will meet promptly thereafter to determine the most appropriate way to handle any such Adverse Reaction Report or information. If reporting information relating to any Adverse

Action Report or potential safety concerns related to a Product to any authority or administrative agency is necessary, LifeNet will be responsible for such reporting.

            5.1.3 Recall or Corrective Action.

                  (a) Generally. If one of the Parties believes that a recall or corrective action, including, without limitation, a suspension of Product distribution or promotion or Customer or recipient notification, should be instituted for any reason with respect to one or more Products, such Party shall promptly contact the other Parties. The Parties shall exchange all relevant information and data to assess the need for a recall or corrective action and shall in good faith attempt to reach agreement as to what actions, if any, should be initiated. If a recall or corrective action is implemented by LifeNet, in its sole discretion, then all of the Parties shall cooperate fully with one another and shall comply with applicable FDA requirements, if any, in assisting LifeNet with the implementation of the action as necessary, including, but not limited to, providing the names of recipients of the subject Products and assisting in the preparation of any reports that must be submitted to the FDA and any other regulatory agency. LifeNet agrees that it will not unreasonably refuse to implement a recall or corrective action.

                  (b) DePuy Right to Initiate a Recall or Corrective Action. In the event that DePuy is the only Party that believes that a recall or corrective action should be instituted, after the Parties have consulted one another pursuant to Section 5.1.3(a), then DePuy may direct LifeNet to implement such recall or corrective action. In the event of such a recall or corrective action, all of the Parties shall cooperate fully with one another and shall comply with applicable FDA requirements, if any, in assisting LifeNet with the implementation of the actions as necessary.

            5.1.4 Reimbursement for Recalls.

                  (a) Generally. In the event that a recall or corrective action is initiated as a result of a Product's failure to meet its specifications, a violation of Laws and Rules, a deviation from the standards established by the AATB, or a health risk to a recipient, Osteotech to the extent it is responsible for the failure, violation deviation or health risk or LifeNet to the extent it is responsible for the failure, violation, deviation or health risk, shall reimburse each of the other Parties for all out-of-pocket expenses they reasonably incur as a result of the recall or corrective action.

                  (b) Recalls or Corrective Actions Initiated by DePuy. In the event that a recall or corrective action is initiated by DePuy pursuant to
Section 5.1.3(b), the Parties will be responsible for reimbursing the other Parties as follows:

                  (i) In the event that the Parties determine that the recall or corrective action was necessary, as indicated by the evaluation of the Products affected by the recall or corrective action, then either LifeNet or Osteotech, as the case may be, will reimburse each of the other Parties in accordance with Section 5.1.4(a) above.

                  (ii) In the event that the Parties determine that the recall or corrective action was not necessary, as indicated by the evaluation of the Products affected by the recall or corrective action, then DePuy will reimburse each of Osteotech and LifeNet, as the case may be, for (A) one hundred percent (100%) of the costs incurred for the return of the Products; (B) all out of pocket expenses incurred in the evaluation of the recalled Products; (C) all service fees previously paid to either Osteotech or DePuy by LifeNet for Products actually recalled sold prior to the recall or corrective action; and (D) the cost of goods sold for any Products that are recalled, but not resalable, proximately caused by the recall or corrective action, minus the amount of any service fees collected prior to such recall or corrective action.

                  (c) Disputes. Any disputes regarding any Party's reimbursement obligations pursuant to this Section 5.1.4, including disputes regarding whether a recall or corrective action initiated by DePuy pursuant to Section 5.1.3(b) hereof was necessary, shall be resolved in accordance with the terms of Section 12 hereof.

            5.1.5 Notice of Regulatory Action. Each Party shall provide the other Party with prompt written notice and copies of any inquiries from or positions taken by the FDA (e.g. 483 notices of observations, warning letters, untitled letters or actions, threats of actions, inspections and/or results of inspections) or any other government agency or standard setting body which may significantly affect the manufacturing, processing, promotion or distribution of any Product, including, without limitation, whether any Product (or related product) requires FDA clearance or approval.

            5.1.6 510(k) Premarket Notification. In the event the FDA determines that a Product produced under this Agreement requires the submission of a 510(k) Premarket Notification and the Product contains only glycerol and bone (including residual trace elements relating to the processing of such Product), then Osteotech will be responsible for submitting such 510(k) Premarket Notification at its own cost. In the event of the submission by Osteotech of such a 510(k) Premarket Notification, Osteotech shall own such 510(k) Premarket Notification. Osteotech agrees that it will provide to LifeNet any information used in connection with the 510(k) Premarket Notification submission upon request from LifeNet and allow LifeNet to rely on, and have access to, such information, and such information shall be treated as Confidential Information. In the event such 510(k) Premarket Notification is submitted, Osteotech authorizes LifeNet to distribute, and DePuy to promote, Product pursuant to any approvals granted per such 510(k) Premarket Notification.

      5.2 LifeNet Obligations.

            5.2.1 Design of the Promotional Materials. LifeNet shall at its cost design and prepare the Promotional Materials and shall provide DePuy and Osteotech an opportunity to review and comment on the prepared Promotional Materials as set forth in

Sections 5.3.1 and 5.4.2. LifeNet shall not be required to create or develop any new information or data which it does not possess at the time of preparation of the Promotional Materials. LifeNet's use of all information and data provided by Osteotech pursuant to Section 5.4.2 will comply with the restrictions and use limitations specified therein.

            5.2.2 Invoicing. LifeNet will use Reasonable Efforts to deliver or cause to be delivered all invoices for Products distributed to Customers in the Territory by LifeNet (or on LifeNet's behalf by its designees, as LifeNet may determine in its sole discretion) contemporaneously with the distribution of the Product. It is expressly understood that full power and authority for all collections rests with LifeNet, which shall exercise complete control over the approval of all Customer credits, orders, and contracts.

            5.2.3 Distribution of Product to Customers. LifeNet (with the support of its designees) will be solely responsible for distribution of Products to Customers. LifeNet shall (with the support of its designees) manage and fill all orders for the Products and may facilitate delivery of such Products. LifeNet shall ship and deliver all Products ordered pursuant to this Agreement either directly from LifeNet by the Customer or indirectly by the Customer from an agent authorized by DePuy either directly to the Customer or through such designees for facilitated delivery to Customers. As among LifeNet, Osteotech and DePuy, all costs of transportation and shipping shall be paid by LifeNet and LifeNet may bill Customers for such costs. In no event will Osteotech or DePuy be responsible for transportation and shipping costs. If a Product is distributed to a DePuy authorized agent and such agent loses such Product or the Product becomes unusable while in the possession of such agent, DePuy shall reimburse LifeNet in an amount equal to *** of the End User Fee for such Product.

            5.2.4 Return of Product. DePuy shall refer to LifeNet all requests or inquiries related to the return of Product as specified in Section 5.3.4 hereof.

      5.3 DePuy Obligations.

            5.3.1 Approval of Promotional Materials. DePuy shall provide written comments on the Promotional Materials to LifeNet within ten (10) Business Days ("DEPUY COMMENT PERIOD") after submission by LifeNet, and failure to provide such written comments within the DePuy Comment Period shall be deemed to be approval of such Promotional Materials by DePuy. DePuy's use of all information and data provided by Osteotech pursuant to Section 5.4.2 will comply with the restrictions and use limitations specified therein.

            5.3.2 Sales Force Training. DePuy shall, consistent with its normal business practices and legal requirements and in the manner determined reasonable in the sole discretion of DePuy, train at regional and national sales meetings its designated sales force to promote each Product in the Territory for the Field.

            5.3.3 Commission Payments. ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

            5.3.4 No Order Fulfillment by DePuy; Returns. DePuy shall promptly refer any order for any Product to LifeNet so that such order can be processed by LifeNet on a timely basis. DePuy shall not accept returns of Product from the field and shall refer such returns or requests or inquiries relating to returns of Product to LifeNet's customer service representatives for handling in accordance with LifeNet's policy.

            5.3.5 Sales Forecast. Within ten (10) Business Days after the Effective Date, DePuy shall provide Osteotech and LifeNet with the Initial Forecast. Subsequent to providing the Initial Forecast, DePuy shall provide to Osteotech and LifeNet within ten (10) Business Days after the first calendar day of each month a rolling non-binding twelve (12) calendar month forecast of sales for each Product by product code.

      5.4 Osteotech Obligations.

            5.4.1 Development and Processing of the Products. Osteotech will develop and process each of the Products in accordance with this Agreement and the Primary Agreement.

            5.4.2 Contribution to the Promotional Materials. Osteotech shall provide LifeNet with such information and data as Osteotech shall have concerning each of the Products as LifeNet shall reasonably request in order to assist LifeNet in designing Promotional Materials and shall provide such information within ten (10) Business Days after such request by LifeNet. In addition, Osteotech shall provide LifeNet with existing clinical data taken from published and unpublished Grafton(R) studies (whether now existing or existing in the future) which demonstrate that glycerol is a safe and effective carrier for bone tissue. Osteotech shall provide written comments to correct any inaccuracies present in the technical information set forth in the Promotional Materials to LifeNet within thirty (30) calendar days ("OSTEOTECH COMMENT PERIOD") after submission of such Promotional Materials to Osteotech by LifeNet, and failure to provide such written comments within the Osteotech Comment Period shall be deemed to be approval of such Promotional Materials by Osteotech. Osteotech shall not be required to create or develop any new information or data which it does not possess at the time of the request for information from LifeNet, but shall promptly furnish any new information or data related to the Products as such new information or data is created or acquired in the normal course of its business. If information or data concerning the Products is reasonably requested by DePuy, Osteotech agrees to provide DePuy with the necessary information, subject to the terms of this Section 5.4.2. Each of LifeNet and DePuy, as the case may be, may use the clinical data provided by Osteotech in accordance with this Section 5.4.2 in the Promotional Materials that LifeNet designs and prepares hereunder or otherwise only to demonstrate that glycerol is a safe and effective carrier for bone tissue. Neither LifeNet nor DePuy shall use such clinical data or any clinical data concerning Grafton(R) to demonstrate that a Product is osteoinductive or that a Product's osteoinductive capacity is substantially similar to the osteoinductive capacity of Grafton(R). LifeNet and DePuy shall have the permission of Osteotech to reproduce and adapt all information and data supplied by Osteotech pursuant to this Section 5.4.2.

            5.4.3 No Order Taking by Osteotech; Returns. Osteotech shall not take any order for any Product, and shall promptly refer any order for any Product to LifeNet so that such order can be processed by LifeNet on a timely basis. Osteotech shall not accept returns of

Product from the field and shall refer such returns or requests or inquiries relating to returns of Product to LifeNet's customer service representatives for handling in accordance with LifeNet's policy.

      5.5 Representations, Warranties, and Covenants of the Parties.

            5.5.1 All Parties. Each Party represents and warrants to each of the other Parties that: (a) it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such execution, delivery and performance hereunder does not and will not violate or breach and will not conflict with or constitute a default under any agreement, contract, commitment or obligation to which such Party, or to the best of its knowledge, any of its Affiliates is a party or by which it is bound; and (b) it has not granted and will not grant during the term of this Agreement or any renewal thereof, any conflicting rights, licenses, consents or privileges with respect to the rights granted herein.

            5.5.2 Osteotech.

                  (a) Laws and Rules. Osteotech represents and warrants that it shall comply, to the extent applicable to Osteotech's activities under this Agreement, with all Laws and Rules relating to the recovery of donor tissue and the processing, packaging, labeling, supply and distribution of the Products and its internal procedures which implement such Laws and Rules.

                  (b) Ownership of Intellectual Property. Osteotech represents and warrants that, to the best of its knowledge, (i) Osteotech owns all necessary rights, title and interest in and to, or otherwise has the necessary licenses to, the Osteotech Patents to authorize LifeNet and DePuy to carry out their respective obligations under this Agreement, (ii) no academic institution, member of an academic institution, corporation or other entity, or any local, state or federal government holds any unlicensed or unassigned property rights in any Osteotech Patent and (iii) the processing, use and promotion of the Products in accordance with the terms of this Agreement do not infringe any third party's rights under any patent, copyright, trademark or trade secret right (provided that Osteotech makes no representation or warranty that rights in LifeNet Technology or intellectual property licensed under Section 2.4 of this Agreement are not used in such processing, use and promotion). Except as expressly stated herein, Osteotech makes no other warranties, express or implied, as to the Osteotech Patents or third party patents.

                  (c) Sufficiency of License of Osteotech Patents. Osteotech hereby represents and warrants that the license to use Osteotech Patents granted to LifeNet in the Primary Agreement is sufficient to cover all Products covered by this Agreement and all activities of LifeNet in processing and distributing such Products as contemplated by this Agreement.

                  (d) Specifications. Osteotech represents and warrants that the Products, upon completion of processing of such Products by Osteotech, shall meet the specifications set forth in EXHIBIT A hereto and be free from defects in processing, including materials involved in the processing of the Product, but excluding Allograft Bone Tissue provided by LifeNet, that adversely affect Product safety.

                  (e) No Advertising or Promotional Activities. Osteotech represents and warrants that it will not conduct any advertising or promotional activities with respect to the Products other than providing information and reviewing the Promotional Materials pursuant to Section 5.4.2 hereof.

            5.5.3 LifeNet.

                  (a) Laws and Rules for Supply of Tissue. LifeNet represents and warrants that all Allograft Bone Tissue supplied by LifeNet in connection with this Agreement shall be provided in accordance with applicable Laws and Rules and its internal procedures which implement such Laws and Rules. LifeNet further represents that all donor tissue that it receives from tissue providers and delivers as Allograft Bone Tissue to Osteotech for processing under this Agreement will comply with applicable Laws and Rules and its internal procedures which implement such Laws and Rules.

                  (b) Laws and Rules for Recovery of Tissue. LifeNet represents and warrants that it shall comply, to the extent applicable to LifeNet's activities under this Agreement, with all applicable Laws and Rules (including without limitation NOTA) relating to the recovery of donor tissue and the processing, packaging, labeling, supply and distribution of the Products and with LifeNet's internal procedures which implement such Laws and Rules.

                  (c) AATB Accreditation. LifeNet represents and warrants that it is and will be an AATB accredited tissue bank and registered with the FDA.

                  (d) Ownership of Intellectual Property. LifeNet represents and warrants that, to the best of its knowledge, the use of the LifeNet Technology to process the Products in accordance with the terms of this Agreement and the Primary Agreement does not infringe any third party's rights under any patent, copyright, trademark or trade secret right (provided that LifeNet makes no representation or warranty concerning the use of any Osteotech Patents in connection with any such processing, use or promotion). LifeNet further represents and warrants that the LifeNet Patents listed in EXHIBIT G are all the patents owned or controlled by LifeNet that are reasonably necessary for the activities of Osteotech and DePuy with respect to Products *** as contemplated by this Agreement.

                  (e) Sufficiency of License of LifeNet Technology. LifeNet represents and warrants that the license to use LifeNet Technology granted to Osteotech by LifeNet pursuant to the terms and conditions of the Primary Agreement is sufficient to cover all Products covered by this Agreement and all activities of Osteotech in making such Products as contemplated by this Agreement.

                  (f) Specifications. LifeNet represents and warrants that the Allograft Bone Tissue, upon completion of processing of such Allograft Bone Tissue by LifeNet,

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

shall be free from defects in processing, including materials involved in the processing of the Allograft Bone Tissue, that adversely affect Product safety.

            5.6 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY GUARANTEES OR MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

SECTION 6 COMPENSATION

            6.1 End User Fees

                  6.1.1 ***

                  6.1.2 ***

                  6.1.3 Discounts to End User Fees. LifeNet will not commit to any discount of End User Fees for Product without the consent of DePuy and DePuy shall have no authority and will not commit to any discount of End User Fees for Product without the consent of LifeNet.

            6.2 Payment of Service Fees.

                  6.2.1 Osteotech Service Fee. ***

                  6.2.2 ***

                  6.2.3 ***

                  6.2.4 ***

                  6.2.5 ***

                  6.2.6 ***

                  6.2.7 ***

      6.3 Compensation and Expenses.

                  6.3.1 DePuy Service Fee is Sole Compensation to DePuy. The DePuy Service Fees to be paid to DePuy by Osteotech (or by LifeNet on behalf of Osteotech pursuant to Section 6.2.2 hereof) pursuant to this Agreement shall be the sole and exclusive compensation to DePuy for any and all services performed pursuant to this Agreement and costs associated

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

therewith; provided, that nothing herein shall (i) prevent DePuy from receiving any expressly reimbursable costs and expenses and/or (ii) limit LifeNet's and/or Osteotech's obligations to DePuy arising in connection with this Agreement. DePuy shall bear the entire cost and expense of conducting its business.

                  6.3.2 Osteotech Service Fee is Sole Compensation to Osteotech. The Osteotech Service Fees to be paid to Osteotech by LifeNet pursuant to this Agreement shall be the sole and exclusive compensation to Osteotech for any and all services performed pursuant to this Agreement and costs associated therewith; provided, that nothing herein shall (i) prevent Osteotech from receiving any expressly reimbursable costs and expenses and/or (ii) limit LifeNet's and/or DePuy's obligations to Osteotech arising in connection with this Agreement. Osteotech shall bear the entire cost and expense of conducting its business. Notwithstanding the provisions of this Section 6.3.2, Osteotech will be entitled under certain conditions to receive reimbursement for its remaining Inventory Supply pursuant to Section 6.4.

                  6.3.3 LifeNet Fee is Sole Compensation to LifeNet. The LifeNet Fee to be retained by LifeNet pursuant to this Agreement shall be the sole and exclusive compensation to LifeNet for any and all services performed pursuant to this Agreement and costs associated therewith; provided, that nothing herein shall (i) prevent LifeNet from receiving any expressly reimbursable costs and expenses and/or (ii) limit Osteotech's and/or DePuy's obligations to LifeNet arising in connection with this Agreement. LifeNet shall bear the entire cost and expense of conducting its business. Notwithstanding the provisions of this
Section 6.3.3, LifeNet will be entitled under certain conditions to receive reimbursement for its remaining Inventory Supply pursuant to Section 6.4.

            6.4 Inventory Supply and Reimbursements.

                  6.4.1 Inventory. Without limiting the other provisions of
Section 6 hereof, in order to avoid backorders and to provide a sufficient supply of Products for timely distribution by LifeNet, Osteotech will, at its own cost, process and create the initial finished goods inventory of Products under this Agreement by processing an initial finished goods inventory of Products sufficient to meet ***. Subject to the Tissue Priority Guidelines in
Section 1.73, for the duration of this Agreement Osteotech and LifeNet together will continue to process and maintain the Targeted Inventory Level. Notwithstanding Osteotech's obligation to maintain the Targeted Inventory Level, in the event that LifeNet does not supply Osteotech with sufficient Allograft Bone Tissue to meet or sustain the Targeted Inventory Level, Osteotech will not be considered to have breached the terms of this Section 6.4.1. In addition, because nothing in this Section 6.4.1 affects *** in the event of a dispute between any of the Parties related to the Targeted Inventory Level, Osteotech will not be considered to have breached the terms of this Section 6.4.1, if the amount of finished goods inventory available varies from the Targeted Inventory Level due to ***.

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

                  6.4.2 Carry-Over Period Conditions. In the event this Agreement is terminated in a manner described in Section 6.4 hereof, the following conditions (in addition to the other surviving provisions of this Agreement) will become immediately applicable, and in the event this Agreement is terminated as to a particular Product, the following conditions with respect to such Product shall become immediately applicable.

                        (a) Generally. Upon such termination (A) no Product shall be distributed if the date of such distribution would be reasonably likely to cause such Product to be implanted in a patient after the expiration of its shelf life; (B) LifeNet shall deliver no additional Allograft Bone Tissue to Osteotech pursuant to this Agreement and Osteotech shall not create any additional work-in-process inventory during the Carry-Over Period; and (C) notwithstanding such termination of this Agreement, all promotional, processing and distribution activities relating to the Inventory Supply during the Carry-Over Period shall be conducted in accordance with the terms of this Agreement and the provisions of this Agreement shall apply to all such activities. Nothing contained under this 6.4.2(a) will affect the obligations of LifeNet or Osteotech under the Primary Agreement.

                        (b) Adjustments to Reimbursements. In the event that there is any reimbursement due by DePuy to Osteotech under Sections 6.4.3 or
6.4.13 for Inventory Carrying Costs for Product for which Osteotech has been paid its Osteotech Service Fee, at the request of LifeNet, DePuy shall pay Osteotech's Inventory Carrying Costs for such Product to LifeNet and Osteotech shall reimburse LifeNet an amount equal to the difference between (i) such Osteotech Service Fee, minus any DePuy Service Fee that was not received by Osteotech, and (ii) Osteotech's Inventory Carrying Cost of such Products. In any instance where Osteotech is to reimburse LifeNet for Inventory Carrying Costs for inventory for which LifeNet has paid the Osteotech Service Fee, then LifeNet's Inventory Carrying Costs for inventory shall include the amount of such Osteotech Service Fee, minus any DePuy Service Fee that was not received by Osteotech.

                        (c) LifeNet to Act as Temporary Promotional Agent. If DePuy's engagement as the promotional agent under this Agreement shall terminate or terminate as to Product(s), as the case may be, in a manner described in
Section 6.4.3(b) hereof, then LifeNet will automatically become a temporary promotional agent under this Agreement, or as to such Product(s), as the case may be, as of the effective date of such notice of termination. In its role as a temporary promotional agent, LifeNet shall assume the same responsibilities as DePuy under the terms of this Agreement for the promotion of the Products and LifeNet shall be entitled to retain the DePuy Service Fee under this Agreement, or as to such Product(s), as the case may be. LifeNet's term as a temporary promotional agent will terminate upon the earlier of (i) an appointment of a substitute promotional agent in accordance with the terms of Section 6.4.2(d) hereof, or (ii) the end of the applicable Carry-Over Period.

                        (d) Appointment of Substitute Promotional Agent. Upon the termination of DePuy's engagement as the promotional agent under this Agreement or the termination of DePuy's engagement as the promotional agent as to Product(s), as the case may be, and for the duration of any applicable Carry-Over Period, Osteotech and LifeNet shall have the right to negotiate with, and appoint, a mutually acceptable promotional agent to perform the remaining obligations of DePuy under this Agreement. In the event that such a promotional agent is appointed, LifeNet and Osteotech shall provide DePuy with thirty (30) calendar days' written notice thereof. At the end of such thirty (30) calendar day period, DePuy shall be relieved of its remaining promotional and reimbursement obligations under Sections 6.4.3 and 6.4.13 hereof, under this Agreement in its entirety or as to Product(s), as the case may be, and DePuy will no longer be entitled to receive the DePuy Service Fee for any Product distributed under this Agreement and no longer promoted by DePuy.

                  6.4.3 Carry-Over Period and Reimbursement by DePuy.

                        (a) In the event this Agreement is (i) terminated by DePuy pursuant to Sections 10.3 (Bankruptcy) or 10.9 (Change in Control of Osteotech) hereof, or (ii) terminated as to Product(s) pursuant to Section 10.6 (Invalidity of Osteotech Patents) hereof, or (iii) terminated by Osteotech pursuant to Section 10.14 (Corrective Payments by DePuy) hereof, or (iv) in the event this Agreement is not renewed pursuant to Section 10.1 (Term) hereof based upon a notice of termination sent thereunder by DePuy, then, in each such case, DePuy shall have the right during the Carry-Over Period to continue to promote the Products in order to allow for the distribution of the Inventory Supply. If DePuy shall fail to actively promote the Products comprising the Inventory Supply during the Carry-Over Period or if there shall be any Inventory Supply remaining undistributed at the end of the Carry-Over Period, each of Osteotech and LifeNet shall deliver a statement signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by Osteotech and LifeNet, respectively, in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech's or LifeNet's past practice, respectively. DePuy shall pay, subject to the terms of
Section 6.4.2, such Inventory Carrying Costs to Osteotech and LifeNet, as the case may be, within thirty (30) calendar days after its receipt of both such certifications by Osteotech's and LifeNet's chief financial officer, respectively.

                        (b) If this Agreement is (i) terminated by either Osteotech or LifeNet pursuant to Section 10.4 (Material Breach of Representations) hereof due to DePuy's material breach of its representations, warranties or covenants contained in this Agreement, or (ii) terminated as to Product(s) by either Osteotech or LifeNet pursuant to Section 10.7 (Recall or Corrective Action) and the recall or corrective action that forms the basis for the right to terminate this Agreement as to such Product(s) is the result of an action or omission of DePuy, then, in each such case, DePuy shall not have the right to continue to promote the Products during the Carry-Over Period. If there shall be any Inventory Supply remaining undistributed on the effective date of the termination in accordance with this Section 6.4.3(b), then each of Osteotech and LifeNet shall deliver a statement signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by Osteotech and LifeNet, respectively, in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech's or LifeNet's past practice, respectively. DePuy shall pay the Inventory Carrying Costs to Osteotech and LifeNet, respectively, within thirty (30) calendar days of its receipt of both such certifications by Osteotech's and LifeNet's chief financial officer, respectively.

                        (c) DePuy shall have no obligation to pay to Osteotech or LifeNet, respectively, Osteotech's or LifeNet's Inventory Carrying Costs for any remaining Inventory Supply, except as provided in this Section 6.4.3 and
Section 6.4.13 hereof.

            6.4.4 Termination by Osteotech or LifeNet under Sections 10.1 (Term) or 10.3 (Bankruptcy). In the event this Agreement is terminated by Osteotech or LifeNet (the terminating Party defined as the "Terminating Party" and the other Party defined as the "Non-Terminating Party" for purposes of this Section 6.4.4) under Sections 10.1 or 10.3 hereof, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then the Non-Terminating Party shall deliver a statement to the Terminating Party signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by the Non-Terminating Party in accordance with generally accepted accounting principles and in a manner which is consistent with the Non-Terminating Party's past practice. The Terminating Party shall pay such Inventory Carrying Costs to the Non-Terminating Party, within thirty (30) calendar days after its receipt of such certification by the Non-Terminating Party's chief financial officer. If LifeNet is the Non-Terminating Party, then LifeNet shall be permitted to distribute the Inventory Supply and if Osteotech has paid LifeNet LifeNet's Inventory Carrying Costs in accordance with this Section 6.4.4, then LifeNet will pay to Osteotech the Osteotech Service Fee in accordance with the terms of Section 6.2.1. If Osteotech is the Non-Terminating Party and LifeNet has paid Osteotech its Inventory Carrying Costs in accordance with this Section 6.4.4, then LifeNet shall be permitted to distribute the Inventory Supply and retain all fees collected therefor (i.e., without payment of the Osteotech Service Fee or the DePuy Service Fee).

            6.4.5 Termination by Osteotech or LifeNet under Section 10.2 (Termination of Primary Agreement). In the event this Agreement is terminated, or terminated as to Product(s), as the case may be, pursuant to Section 10.2 hereof, then LifeNet or Osteotech, as the case may be, will be obligated for reimbursing the other for any remaining Inventory Supply as follows:

                  (a) In the event the Primary Agreement is terminated by Osteotech or LifeNet, (the terminating Party defined as the "Terminating Party" and the other Party defined as the "Non-Terminating Party" for purposes of this
Section 6.4.5(a)) under Sections 11.1 (Initial and Renewal Terms) or 11.2 (Bankruptcy) of the Primary Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then the Non-Terminating Party shall deliver a statement to the Terminating Party signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by the Non-Terminating Party in accordance with generally accepted accounting principles and in a manner which is consistent with the Non-Terminating Party's past practice. The Terminating Party shall pay such Inventory Carrying Costs to the Non-Terminating Party, within thirty (30) calendar days after its receipt of such certification by the Non-Terminating Party's chief financial officer. If LifeNet is the Non-Terminating Party, then LifeNet shall be permitted to distribute the Inventory Supply and if Osteotech has paid LifeNet LifeNet's Inventory Carrying Costs in accordance with this Section 6.4.5(a), then LifeNet will pay to Osteotech the Osteotech Service Fee in accordance with the terms of Section
6.2.1. If Osteotech is the Non-Terminating

Party and LifeNet has paid Osteotech its Inventory Carrying Costs in accordance with this Section 6.4.5(a), then LifeNet shall be permitted to distribute the Inventory Supply and retain all fees collected therefor (i.e., without payment of the Osteotech Service Fee or the DePuy Service Fee).

                  (b) In the event the Primary Agreement is terminated by Osteotech or LifeNet, (the terminating Party defined as the "Terminating Party" and the other Party defined as the "Non-Terminating Party" for purposes of this
Section 6.4.5(b)) under Section 11.3 (Representations, Warranties and Covenants) of the Primary Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then the Terminating Party shall deliver a statement to the Non-Terminating Party signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by the Terminating Party in accordance with generally accepted accounting principles and in a manner which is consistent with the Terminating Party's past practice. The Non-Terminating Party shall pay such Inventory Carrying Costs to the Terminating Party, within thirty (30) calendar days after its receipt of such certification by the Terminating Party's chief financial officer. If LifeNet is the Non-Terminating Party, then LifeNet shall be permitted to distribute the Inventory Supply and if Osteotech has paid LifeNet LifeNet's Inventory Carrying Costs in accordance with this Section 6.4.5(b), then LifeNet will pay to Osteotech the Osteotech Service Fee in accordance with the terms of Section 6.2.1. If Osteotech is the Non-Terminating Party and LifeNet has paid Osteotech its Inventory Carrying Costs in accordance with this Section 6.4.5(b), then LifeNet shall be permitted to distribute the Inventory Supply and retain all fees collected therefor (i.e., without payment of the Osteotech Service Fee or the DePuy Service Fee).

                  (c) In the event the Primary Agreement is terminated as to some or all Carrier Allografts due to the actions of Osteotech or LifeNet, under
Section 11.4 (Infringement) of the Primary Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then reimbursement for such Inventory Supply will be treated as follows:

                  (i)   If LifeNet terminates pursuant to the terms of Section
                        11.4.1 of the Primary Agreement and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then LifeNet shall deliver a statement to Osteotech signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by LifeNet in accordance with generally accepted accounting principles and in a manner which is consistent with LifeNet's past practice. Osteotech shall pay such Inventory Carrying Costs to LifeNet, within thirty (30) calendar days after its receipt of such certification by LifeNet's chief financial officer and LifeNet shall destroy its remaining Inventory Supply.

                  (ii)  If Osteotech terminates pursuant to the terms of Section
                        11.4.1 of the Primary Agreement and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then Osteotech shall deliver a statement to LifeNet signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and
                        (B) that such Inventory Carrying Costs have been recorded by Osteotech in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech' s past practice. LifeNet shall pay such Inventory Carrying Costs to Osteotech, within thirty (30) calendar days after its receipt of such certification by Osteotech's chief financial officer and LifeNet shall destroy its remaining Inventory Supply.

                  (d) In the event the Primary Agreement is terminated by LifeNet pursuant to Sections 11.7 or 11.8 (Change of Ownership or Control), or terminated as to Product(s) pursuant to Section 11.10 (Loss of Valid Patent Claims) of the Primary Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then Osteotech shall deliver a statement to LifeNet signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by Osteotech in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech' s past practice. LifeNet shall pay such Inventory Carrying Costs to Osteotech, within thirty (30) calendar days after its receipt of such certification by Osteotech's chief financial officer. If LifeNet has paid Osteotech its Inventory Carrying Costs in accordance with this Section 6.4.5(d), then LifeNet shall be permitted to distribute the Inventory Supply and retain all fees collected therefor (i.e., without payment of the Osteotech Service Fee for the DePuy Service Fee).

                  (e) In the event the Primary Agreement is terminated by LifeNet pursuant to Section 11.9 (Donor Sources) of the Primary Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then LifeNet shall deliver a statement to Osteotech signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by LifeNet in accordance with generally accepted accounting principles and in a manner which is consistent with LifeNet's past practice. Osteotech shall pay such Inventory Carrying Costs to LifeNet, within thirty (30) calendar days after its receipt of such certification by LifeNet's chief financial officer. If Osteotech has paid LifeNet its Inventory Carrying Costs in accordance with this Section 6.4.5(e), then LifeNet shall be permitted to distribute the Inventory Supply and will pay to Osteotech the Osteotech Service Fee in accordance with the terms of Section 6.2.1.

            6.4.6 Termination under Section 10.4 (Material Breach by LifeNet). In the event this Agreement is terminated by DePuy or Osteotech pursuant to
Section 10.4 hereof due to LifeNet's material breach of its representations, warranties or covenants contained in this

Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then Osteotech shall deliver a statement to LifeNet signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by Osteotech in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech' s past practice. LifeNet shall pay such Inventory Carrying Costs to Osteotech, within thirty (30) calendar days after its receipt of such certification by Osteotech's chief financial officer. If LifeNet has paid Osteotech its Inventory Carrying Costs in accordance with this Section 6.4.6, then LifeNet shall be permitted to distribute the Inventory Supply and retain all fees collected therefor (i.e., without payment of the Osteotech Service Fee or the DePuy Service Fee).

            6.4.7 Termination under Section 10.4 (Material Breach by Osteotech). In the event this Agreement is terminated by DePuy or LifeNet pursuant to
Section 10.4 hereof due to Osteotech's material breach of its representations, warranties or covenants contained in this Agreement, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then LifeNet shall deliver a statement to Osteotech signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by LifeNet in accordance with generally accepted accounting principles and in a manner which is consistent with LifeNet's past practice. Osteotech shall pay such Inventory Carrying Costs to LifeNet, within thirty (30) calendar days after its receipt of such certification by LifeNet's chief financial officer. If Osteotech has paid LifeNet its Inventory Carrying Costs in accordance with this Section 6.4.7, then LifeNet shall be permitted to distribute the Inventory Supply and will pay to Osteotech the Osteotech Service Fee in accordance with the terms of Section 6.2.1.

            6.4.8 Termination under Section 10.5 (Infringement by LifeNet Technology). In the event this Agreement is terminated as to Product(s) by any Party pursuant to Section 10.5 hereof related to a lawsuit claiming that the applicable LifeNet Technology infringes the patents at issue, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then Osteotech shall deliver a statement to LifeNet signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by Osteotech in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech's past practice. LifeNet shall pay such Inventory Carrying Costs to Osteotech, within thirty (30) calendar days after its receipt of such certification by Osteotech's chief financial officer and destroy the remaining Inventory Supply.

            6.4.9 Termination under Section 10.5 (Infringement by Osteotech Patents). In the event this Agreement is terminated as to Product(s) by any Party pursuant to Section 10.5 hereof related to a lawsuit claiming that the applicable one or more of the Osteotech Patents infringe the patents at issue, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then LifeNet shall deliver a statement to Osteotech signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by LifeNet in accordance with generally accepted accounting principles and in a manner which is consistent with LifeNet' s past practice. Osteotech shall pay such Inventory Carrying Costs to LifeNet, within thirty (30) calendar days after its receipt of such certification by LifeNet's chief financial officer. LifeNet shall destroy its remaining Inventory Supply.

            6.4.10 Termination under Section 10.6 (Invalidity of Osteotech Patents). In the event this Agreement is terminated as to Product(s) by any Party pursuant to Section 10.6, none of the Parties will be entitled to receive reimbursement for any remaining Inventory Supply and none of the Parties will be obligated to reimburse any other Party for any remaining Inventory Supply. Subject to the preceding sentence, LifeNet shall be permitted to distribute the Inventory Supply and will pay the Osteotech Service Fee, the DePuy Service Fee, and retain the LifeNet Fee in accordance with the terms of Section 6.2 for any Products distributed after the effective date of such termination.

            6.4.11 Termination under Section 10.7 (Recall Caused by Osteotech). In the event this Agreement is terminated as to Product(s) by any Party pursuant to Section 10.7 and the recall or corrective action that forms the basis for the right to terminate this Agreement as to such Product(s) is the result of an action or omission of Osteotech, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then LifeNet shall deliver a statement to Osteotech signed by its chief financial officer certifying (A) as to the amount of the Inventory Carrying Costs reflected by LifeNet on its books and records for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by LifeNet in accordance with generally accepted accounting principles and in a manner which is consistent with LifeNet's past practice. Osteotech shall pay the amount of such Inventory Carrying Costs to LifeNet, within thirty (30) calendar days after its receipt of such certification by LifeNet's chief financial officer.

            6.4.12 Termination under Section 10.7 (Recall Caused by LifeNet). In the event this Agreement is terminated as to Product(s) by any Party pursuant to
Section 10.7 and the recall or corrective action that forms the basis for the right to terminate this Agreement as to such Product(s) is the result of an action or omission of LifeNet, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then Osteotech shall deliver a statement to LifeNet signed by its chief financial officer certifying (A) as to the amount of the Inventory Carrying Costs reflected by Osteotech on its books and records for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by Osteotech in accordance with generally accepted accounting principles and in a manner which is consistent with Osteotech's past practice. LifeNet shall pay the amount of such Inventory Carrying Costs to Osteotech, within thirty (30) calendar days after its receipt of such certification by Osteotech's chief financial officer.

            6.4.13 Termination under Section 10.8 (Premarket Approval). In the event this Agreement is terminated pursuant to Section 10.8 and the further distribution of Product is prohibited as a result of the FDA's final determination and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then LifeNet and Osteotech shall each deliver a statement to each other and to DePuy signed by their respective chief financial officers certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying costs have been recorded by each of LifeNet and Osteotech, as the case may be, in accordance with generally accepted accounting principles and in a manner which is consistent with each of their past practices. Each Party will then pay the other Parties, as necessary, based on each Party's relative Inventory Carrying Costs, so that each of Osteotech, LifeNet, and DePuy, shall bear equally one-third (1/3) of the Inventory Carrying Costs of the remaining Inventory Supply. In the event this Agreement is terminated pursuant to Section 10.8 and the further distribution of Product is permitted for a period of time shorter than the Carry-Over Period (the "FDA CARRY-OVER PERIOD") under the FDA's final determination and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then DePuy shall have the right during the shorter of the Carry-Over Period or the FDA Carry-Over Period to continue to promote the Products in order to allow for the distribution of the Inventory Supply. If there shall be any Inventory Supply remaining undistributed at the end of the Carry-Over Period, as modified, the Parties will provide to one another the certifications described in the first sentence of this paragraph and reimburse one another as described in the second sentence of this paragraph so that each of Osteotech, LifeNet, and DePuy, shall bear equally one-third (1/3) of the Inventory Carrying Costs of the remaining Inventory Supply.

            6.4.14 Termination under Section 10.11 (DBM Notice of Sale). In the event this Agreement is terminated by Osteotech or LifeNet (the terminating Party defined as the "Terminating Party" and the other Party defined as the "Non-Terminating Party" for purposes of this Section 6.4.14) pursuant to Section 10.11, and there shall be any Inventory Supply remaining undistributed at the time that the termination becomes effective, then the Non-Terminating Party shall deliver a statement to the Terminating Party signed by its chief financial officer certifying (A) as to the Inventory Carrying Costs for the Inventory Supply then on hand and (B) that such Inventory Carrying Costs have been recorded by the Non-Terminating Party in accordance with generally accepted accounting principles and in a manner which is consistent with the Non-Terminating Party's past practice. The Terminating Party shall pay such Inventory Carrying Costs to the Non-Terminating Party, within thirty (30) calendar days after its receipt of such certification by the Non-Terminating Party's chief financial officer.

      6.5 Product Development Payment. Without limiting the provisions of
Section 6 hereof, DePuy shall pay to Osteotech within three Business Days after the Effective Date the Product Development Payment in consideration of Osteotech's efforts to develop the Products described in EXHIBIT A. The Product Development Payment shall not be refundable by Osteotech regardless of whether such Products are successfully developed and/or become subject to this Agreement. The Product Development Payment shall not cover the development of any products other than those Products described in EXHIBIT A ***.

SECTION 7 REPORTS, ETC.

      7.1 Monthly Reports. To facilitate the payments due from Osteotech to DePuy pursuant to this Agreement, LifeNet will provide to Osteotech and DePuy the Section 7.1 Report within five (5) Business Days after the end of each calendar month. All information

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

contained in each Section 7.1 Report shall be Confidential Information of LifeNet and Osteotech and DePuy each agrees that only its respective employees who have a need to know such information will have access to the Section 7.1 Reports it receives from LifeNet; provided that no employees of Osteotech in its sales or marketing departments shall have access to such reports.

      7.2 Quarterly Reports. Within fifteen (15) Business Days after the last calendar day of each calendar quarter, DePuy shall deliver to Osteotech a
Section 7.2 Report.

      7.3 Taxes. Each Party shall be responsible for its own tax compliance and payments regarding its activities under this Agreement.

      7.4 Audit Rights.

            7.4.1 Section 7.2 Reports. DePuy agrees to keep, for a period of three (3) years after delivery of each of the Section 7.2 Reports, true and accurate records of the data utilized for the purpose of preparing the Section
7.2 Reports and such records shall contain sufficient detail to permit a determination of the accuracy of the Section 7.2 Reports. Osteotech shall have the right during the applicable three (3) year period after the delivery of each
Section 7.2 Report, at its own expense and upon reasonable notice, to cause an Auditor consented to by DePuy (whose consent thereto shall not be unreasonably withheld) to conduct an audit of all of the relevant records of DePuy required for the preparation of such Section 7.2 Report in order to determine and prepare the Audit Report regarding the accuracy of such Section 7.2 Report. Such Auditor shall deliver the Audit Report to each of Osteotech and DePuy. The Audit Report will merely state whether the Section 7.2 Report was accurate and if the Section
7.2 Report was not accurate, the Audit Report will set forth the correct information that should have been reported in the Section 7.2 Report. No more than one such audit shall be conducted each Contract Year, provided that any
Section 7.2 Report not previously audited may be audited in a subsequent audit. Any such audit shall be conducted upon reasonable notice to DePuy and within normal business hours of DePuy and shall be carried out in a manner which shall not materially interfere with DePuy's business or operations. The Audit Report shall be treated by Osteotech as Confidential Information. If the Audit Report confirms that the amount invoiced for DBM Carrier Products, which are not Products under this Agreement and are marketed, promoted or sold by DePuy and its DBM Promoting Affiliates, is more than five percent (5%) different than the amount reported on the Section 7.2 Report, and such difference is not attributable to untimely, inaccurate or incomplete information received by DePuy from third parties (e.g., LifeNet), DePuy shall reimburse Osteotech for the costs of such audit.

            7.4.2 Osteotech Suggested End User Fees. LifeNet will have the right to cause, at its own expense, an Auditor, consented to by Osteotech (whose consent thereto shall not be unreasonably withheld), to conduct an audit to verify Osteotech's compliance with the terms of Section 6.1.1(a). Osteotech may require that such an Auditor execute a confidentiality agreement with regard to the information accessed for such audit. Any such audit shall be conducted upon reasonable notice to Osteotech, within the normal business hours of Osteotech, and shall be carried out in a manner which shall not materially interfere with Osteotech's business or operations. The Auditor shall produce and deliver a certificate as to whether Osteotech is in compliance with Section 6.1.1(a), and in the event Osteotech is not in compliance, the Auditor will specify how the Osteotech Suggested End User Fee must be adjusted in order for Osteotech to comply with the terms of Section 6.1.1(a). No more than one such audit shall be conducted in each Contract Year.

            7.4.3 Inventory Supply and Reimbursements. In the event of reimbursement between any of the Parties pursuant to Section 6.4 hereof, the Party paying the reimbursement will have the right to cause, at its own expense, an Auditor, consented to by the Party to be reimbursed (whose consent thereto shall not be unreasonably withheld), to conduct an audit of all of the relevant records required for the calculation of such reimbursement amount. Any such audit shall be conducted upon reasonable notice to the Party being audited, within the normal business hours of the Party being audited, and shall be carried out in a manner which shall not materially interfere with such Party's business or operations. In the event that such an audit is requested, the date of payment for such reimbursement shall be delayed by up to thirty (30) calendar days.

SECTION 8 INDEMNIFICATION

      8.1 Intellectual Property Indemnification by Osteotech. Osteotech (as the indemnifying Party) agrees to defend, hold harmless and indemnify DePuy and/or LifeNet, as the case may be, (and their respective Affiliates, officers, directors, employees, and promotional agents retained pursuant to this Agreement) against any and all Losses for patent infringement resulting from the use of the Osteotech Patents for the processing, promotion or distribution of Products pursuant to this Agreement or for any trademark or trade secret infringement caused by the use of any Trademark or trade secret of Osteotech utilized pursuant to this Agreement; provided, however, such indemnification shall not be required to the extent that such Losses are proximately caused by
(i) the negligence or intentional wrongful acts of the Party seeking indemnification, (ii) the use of LifeNet Technology or LifeNet Trademarks or trade secrets of LifeNet as permitted in this Agreement, or (iii) any modification of any Products by DePuy or LifeNet, as the case may be, not approved by Osteotech in writing.

      8.2 Promotional Material Indemnification by Osteotech. Osteotech (as the indemnifying Party) agrees to defend, hold harmless and indemnify DePuy and/or LifeNet, as the case may be, (and their respective Affiliates, officers, directors, employees, and promotional agents retained pursuant to this Agreement) against any and all Losses based upon or arising out of the use of any Promotional Materials, to the extent any such Losses are based upon information or data provided by Osteotech pursuant to Section 5.4.2.

      8.3 General Indemnification by Osteotech. Osteotech (as the indemnifying Party) agrees to defend, hold harmless and indemnify DePuy and/or LifeNet, as the case may be (and their respective Affiliates, officers, directors, employees, and promotional agents retained pursuant to this Agreement), against any and all Losses arising from (i) a breach or default by Osteotech of any of its representations, warranties or covenants contained in this Agreement, (ii) a defect in any finished unit of tissue processed by Osteotech into Product or from a failure of workmanship by Osteotech, except to the extent such defect is caused by or results from any action or omission for which LifeNet is required to indemnify Osteotech and DePuy pursuant to Section 8.6(ii) hereof, or (iii) any representation made by any employee or authorized agent of

Osteotech regarding any Product processed by Osteotech pursuant to this Agreement which is false or misleading.

      8.4 Intellectual Property Indemnification by LifeNet. LifeNet (as the indemnifying Party) agrees to defend, hold harmless, and indemnify DePuy and/or Osteotech, as the case may be, (and their respective Affiliates, officers, directors, employees, and promotional agents retained pursuant to this Agreement) against any and all Losses for intellectual property infringement resulting from the use of LifeNet Technology, LifeNet Trademarks, or LifeNet trade secrets in accordance with the terms of this Agreement; provided, however, such indemnification shall not be required to the extent that such Losses are proximately caused by (i) the negligence or intentional wrongful acts of the Party seeking indemnification, (ii) use of the Osteotech Patents or the use of any Trademark or trade secret of Osteotech as permitted under the terms of this Agreement, or (iii) any modification of any Products by DePuy or Osteotech, as the case may be, not approved by LifeNet in writing.

      8.5 Promotional Material Indemnification by LifeNet. LifeNet (as the indemnifying Party) agrees to defend, hold harmless and indemnify Osteotech (and its respective Affiliates, officers, directors, and employees) against any and all Losses regarding any Promotional Materials LifeNet and/or DePuy prepares, approves, and/or uses, except to the extent that any such dispute or lawsuit is based on information or data provided by Osteotech pursuant to Section 5.4.2 hereof.

      8.6 General Indemnification by LifeNet. LifeNet (as the indemnifying Party) agrees to defend, hold harmless, and indemnify DePuy and/or Osteotech, as the case may be, (and their respective Affiliates, officers, directors, employees, and promotional agents retained pursuant to this Agreement) against any and all Losses arising from (i) a breach or default by LifeNet of any of its representations, warranties or covenants contained in this Agreement; (ii) a defect in any unit of tissue (a) recovered and/or processed by LifeNet under this Agreement to the extent such defect results from an error or omission by LifeNet (including any employee or agent of LifeNet), or from a failure of workmanship by LifeNet or, (b) resulting from tissue recovery, processing, and/or distribution activities performed by LifeNet (including any employee or agent of LifeNet) pursuant to this Agreement, including without any limitation any testing performed by or at the direction of LifeNet; or (iii) a representation made by any employee or authorized agent of LifeNet regarding any Product processed by Osteotech which is provided to LifeNet pursuant to this Agreement which is false or misleading.

      8.7 Indemnification by DePuy. DePuy (as the indemnifying Party) agrees to defend, hold harmless and indemnify Osteotech and/or LifeNet, as the case may be (and their respective Affiliates, officers, directors, and employees), against any and all Losses arising from (i) a breach or default by DePuy of any of its representations, warranties or covenants contained in this Agreement or (ii) any representation made by any employee or authorized agent of DePuy regarding any Product promoted by DePuy pursuant to this Agreement which is false or misleading and inconsistent with the Promotional Materials. DePuy shall have no liability hereunder for any promotional activity conducted by or on behalf of DePuy if such liability is based upon or arises from the failure of Osteotech or LifeNet to make appropriate regulatory submissions or to comply with regulatory requirements relating to the distribution of any of the Products.

      8.8 Conditions to Indemnifications. The obligations and liabilities of the indemnifying Party hereunder with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

            8.8.1 Written Notice by Indemnified Party. The indemnified Party shall give written notice to the indemnifying Party of any assertion of claim by a third party which might give rise to a claim by the indemnified Party against the indemnifying Party based on the indemnity contained herein, stating the nature and basis of said assertion and the amount thereof, to the extent known, within five (5) Business Days after an officer of the indemnified Party learns of the claim or receives notice thereof. Failure to give such notice within five
(5) Business Days may, at the indemnifying Party's option result in a reduction in any subsequent indemnification payment by an amount equivalent to the expenses and/or losses demonstrated by the indemnifying Party to have been caused by such delay in notification.

            8.8.2 Indemnifying Party Right To Defend. In the event any action, suit or proceeding is brought against the indemnified Party, with respect to which the indemnifying Party may have liability under the indemnity agreement contained herein, the action, suit or proceeding shall, upon the written request of the indemnified Party and the written agreement of the indemnifying Party that it is obligated to indemnify under the indemnity agreement contained herein, be defended (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) by the indemnifying Party. The indemnified Party shall have the right to be represented by advisory counsel and accountants, at its own expense, and shall be kept fully informed of such action, suit or proceeding at all stages thereof, whether or not it is so represented. The indemnifying Party shall make available to the indemnified Party and its attorneys and accountants all books and records of the indemnifying Party relating to such action, suit or proceeding. The Parties will render reasonable assistance to each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

            8.8.3 Consent of Indemnified Party Required for Settlement. The indemnifying Party shall not make any settlement of any claims that are the subject of a claim of indemnification without the written consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.

            8.8.4 Consent of Indemnifying Party Required for Settlement. The indemnified Party shall not make any settlement of any claims that are the subject of a claim for indemnification without the written consent of the indemnifying Party.

      8.9 Insurance. So long as available on commercially reasonable terms, each of the Parties agrees to procure and maintain at its respective cost and expense in full force and effect during the term of this Agreement and for at least five
(5) years thereafter valid and collectible insurance policies in connection with its activities as contemplated hereby, which policies shall provide coverage for product liability relating to use of the Products in an amount *** and for professional liability and comprehensive general liability in an amount ***.

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

All such insurance shall be primary over any insurance maintained by each of the Parties. The product liability and general liability policies (but not the professional liability policy) shall name each of the other Parties as an additional insured; provided that this requirement as applied to DePuy shall not apply with regard to DePuy's product liability policy. Upon a Party's request, each Party shall provide to such requesting Party a certificate of coverage or other written evidence reasonably satisfactory to such requesting Party of such insurance coverage. In the event a Party is unable to maintain the insurance in accordance with the terms of this Section 8.9, such Party shall promptly notify the other Parties in writing. Such insurance policy shall provide that in the event such insurance coverage should be materially adversely changed or terminated for any reason, the insurer thereunder will give each of the other Parties thirty (30) calendar days' prior written notice. The existence of such coverage shall in no way limit any of the Parties' liabilities or obligations hereunder.

      8.10 LIMITATION ON LIABILITY. EXCEPT FOR EACH PARTY'S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO ANY OTHER PARTY FOR ANY PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR TORT DAMAGES INCLUDING ANY DAMAGES RESULTING FROM LOST PROFITS OR LOSS OF BUSINESS, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT, AND EACH PARTY HEREBY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES.

SECTION 9 CONFIDENTIALITY

      9.1 Generally. In order to facilitate this Agreement it will be necessary for the Parties to exchange certain Confidential Information. Each Party agrees to retain the Confidential Information of the other Parties in strict confidence and not to disclose or transfer the Confidential Information to any Person or use the Confidential Information other than as expressly authorized by the terms of this Agreement or otherwise in writing by the disclosing Party. All Confidential Information shall remain the property of the disclosing Party, and no copies thereof shall be made without the prior written consent of the disclosing Party (except for distribution to employees and agents of the receiving Party who have a need to know such information to carry out the receiving Party's obligations under this Agreement), and all such copies shall, at the request of the disclosing Party, either be destroyed or returned by the receiving Party to the disclosing Party and any extracts, summaries or portions thereof used for other purposes and any other documents or materials containing any thereof shall be destroyed by the receiving Party. The Parties acknowledge that such Confidential Information can constitute "inside information" for securities purposes and the responsibility to refrain from any unauthorized disclosure, trading or other such improper use. Each Party represents to the other that it maintains policies and procedures designed to prevent unauthorized disclosure of its own Confidential Information. All employees of a Party performing services under this Agreement that have access to the Confidential Information shall be subject to agreements prohibiting the disclosure of Confidential Information

      9.2 Obligations on Termination. Upon the termination of this Agreement for any reason, each Party shall, as promptly as is practicable (but in no event more than thirty (30) calendar days after the termination of this Agreement), return to the Party from whom it was received, free of charge, or certify destruction of, all materials containing Confidential Information of the disclosing Party then in its possession or in the possession of its employees or agents, and shall cease from making further use of any such materials.

SECTION 10 TERM

      10.1 Generally. This Agreement shall commence and become effective as of the Effective Date and, unless sooner terminated pursuant to provisions herein, shall continue in force for a period of five (5) Contract Years. Notwithstanding that the Effective Date commences as of January 1, 2003, once executed by all of the Parties, this Agreement may not be terminated or modified prior to the Effective Date. Thereafter, this Agreement shall automatically renew for successive one (1) year periods, unless or until any Party shall have given the other Parties written notice of termination of this Agreement at least one hundred twenty (120) calendar days prior to the expiration of the then current-term. Notwithstanding the terms of this Section 10.1, Osteotech may not provide the notice of termination described in the preceding sentence until the seventh Contract Year (such notice of termination not to become effective until the end of the seventh Contact Year). In the event that a notice of termination is provided by DePuy pursuant to the terms of this Section 10.1, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

      10.2 Termination of Primary Agreement. Notwithstanding anything to the contrary contained herein, this Agreement will terminate in the event the Primary Agreement is terminated as to all of the Products produced under this Agreement. Osteotech shall promptly provide DePuy with written notice of any termination of the Primary Agreement.

      10.3 Bankruptcy. This Agreement may be terminated by a Party upon one hundred twenty (120) calendar days' written notice if any other Party files a voluntary petition for bankruptcy or reorganization, is the subject of an involuntary petition for bankruptcy which is not dismissed within thirty (30) calendar days, has its affairs placed in the hands of a receiver, enters into a composition for the benefit of creditors, or is deemed insolvent by a court of competent jurisdiction. In the event that (a) a notice of termination is provided by DePuy pursuant to the terms of this Section 10.3 or (b) either of LifeNet or Osteotech provides a notice of termination pursuant to the terms of this Section 10.3 due to DePuy's bankruptcy, insolvency, or receivership as set forth in this Section 10.3, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of
Section 10.15 hereof.

      10.4 Material Breach of Representations, Warranties, or Covenants. This Agreement may be terminated by a Party if any other Party is in material breach of its representations, warranties, or covenants contained in this Agreement; provided that such non-breaching Party has provided at least thirty (30) calendar days' prior written notice to the breaching Party (and a copy to the other Parties) identifying the breach and such breach has not been cured within such thirty (30) calendar day period after receipt of notice thereof. In the event that (a) a notice of termination is provided by DePuy pursuant to the terms of this Section 10.4, or (b) either of LifeNet or Osteotech provides a notice of termination pursuant to the terms of this Section
10.4 due to DePuy's material breach of DePuy's representations, warranties, or covenants, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

      10.5 Infringement. If any Party is served as a party to a lawsuit filed by a third party alleging that any Product infringes any claim of any U.S. patent or reissues or reexaminations thereof, such Party may, in its sole discretion, terminate this Agreement as to the Product which is the subject to such third party lawsuit upon thirty (30) calendar days' prior written notice to the other Parties and this Agreement shall continue with respect to all other Products which are not subject to such infringement lawsuit by a third party. For purposes of this Section 10.5, none of the Parties or any of their respective Affiliates shall be deemed to be a third party. In the event that DePuy provides a notice of termination as to the Product that is the subject of such a lawsuit pursuant to the terms of this Section 10.5, then this Agreement will terminate as to such Product only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

      10.6 Invalidity of Osteotech Patents. During the term of this Agreement, in the event that the claims of any of the Osteotech Patents should be determined to be invalid by a court of law or the U.S. Patent and Trademark Office in a non-appealable final judgment with the result that there are no claims of any Osteotech Patents that cover a particular Product, then Osteotech agrees that each of DePuy or LifeNet may, at its sole option, terminate this Agreement immediately on written notice to Osteotech solely as to the Product(s) no longer covered by any Osteotech Patent claims, provided that this Agreement shall remain in effect with respect to any Products covered by remaining claims of Osteotech Patents. In response to any such notice of termination, Osteotech may call to the attention of the Party sending such notice claims of Osteotech Patents that cover such Product(s). In the event a termination based on claim invalidation becomes effective as to any Product as provided in this Section 10.6, such Product shall no longer be within the range of any provisions in this Agreement providing exclusivity to, or by, DePuy or LifeNet. In the event that DePuy provides a notice of termination as to the Product that is the subject of such a non-appealable final judgment pursuant to the terms of this Section 10.6, then this Agreement will terminate as to such Product only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

      10.7 Recall or Corrective Action. If any of the Products is subject to a product recall, any Party may, except as provided in the next sentence, terminate this Agreement as to the Product which is subject to such recall upon thirty (30) calendar days' prior written notice to the other Parties and this Agreement shall continue with respect to all other Products which are not subject to such recall. Except as provided in the next sentence, none of the Parties shall have the right to terminate this Agreement as a result of any corrective action which does not also involve a recall. If a corrective action results in the cessation of sale of one or more Products for a period exceeding forty-five (45) calendar days, DePuy may terminate this Agreement upon thirty
(30)
calendar days' prior written notice to Osteotech and LifeNet as to the Product or Products which are the subject of such cessation of sale, and this Agreement shall continue as to all other Products which are not subject to such cessation of sale. DePuy must exercise its right of termination under this Section 10.7 during the one hundred twenty (120) calendar day period after any such recall is commenced and DePuy receives notice of such recall. In the event that DePuy provides a notice of termination as to the Product that is the subject of such a recall or qualifying corrective action pursuant to the terms of this Section 10.7, then this Agreement will terminate as to such Product only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of
Section 10.15 hereof.

      10.8 Premarket Approval (PMA). In the event the FDA should make a final determination that a Product produced under this Agreement should require the submission of a Premarket Approval (PMA), the Parties shall meet during the succeeding ninety (90) calendar days to review the terms of this Agreement, and the Parties' respective obligations and responsibilities hereunder. If the Parties are unable to agree to continue this Agreement, this Agreement will terminate at the end of such ninety (90) calendar day period.

      10.9 Change in Control of Osteotech. DePuy and LifeNet shall each have the right to terminate this Agreement in its entirety in the event a Person or group of Persons (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder) acquire more than fifty per cent (50%) of the outstanding voting stock of Osteotech. DePuy or LifeNet, as the case may be, must exercise such right of termination within sixty (60) calendar days after the public announcement of any such change in control of Osteotech and by providing Osteotech with one hundred twenty (120) calendar days' prior written notice of such termination. In the event that DePuy provides a notice of termination pursuant to the terms of this Section 10.9, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

      10.10 Osteotech Relationship with RTI or Medtronic. In the event that Osteotech (or one of its Affiliates) establishes a relationship with either Regeneration Technologies or Medtronic Sofamor Danek (or any Affiliate of those two organizations), involving the transfer and/or processing of any allograft tissue, then each of DePuy or LifeNet shall have the right to terminate this Agreement upon one hundred twenty (120) calendar days' written notice to Osteotech. In the event that DePuy provides a notice of termination pursuant to the terms of this Section 10.10, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

      10.11 DBM Notice of Sale. After its receipt of a DBM Notice of Sale, Osteotech and LifeNet, as the case may be, shall have the right, exercisable within ninety (90) calendar days after its receipt of such DBM Notice of Sale, to terminate this Agreement by delivering to DePuy, Osteotech and LifeNet, as the case may be a nine (9)-month advance written notice. In the event that either of LifeNet or Osteotech provides a notice of termination pursuant to the terms of this Section 10.11, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of
Section 10.15 hereof.

      10.12 Distribution of Other DBM Carrier Products by DePuy. If during a calendar quarter, the aggregate dollar amount (for purposes hereof determined in U.S. Dollars) invoiced for DBM Carrier Products which are not Products covered by this Agreement and are promoted or distributed by DePuy and its DBM Promoting Affiliates is greater than *** of the aggregate dollar amount invoiced during such quarter for all DBM Carrier Products promoted or distributed by DePuy and its DBM Promoting Affiliates during such calendar quarter, DePuy will have *** (the "REMEDY PERIOD") to remedy the situation and cause the aggregate dollar amount invoiced for Products covered by this Agreement in a calendar quarter to equal at least *** of the aggregate dollar amount invoiced for all DBM Carrier Products promoted or distributed by DePuy and its DBM Promoting Affiliates during such calendar quarter. For purposes of determining the aggregate dollar amount invoiced for DBM Carrier Products by DePuy and its DBM Promoting Affiliates in this Section 10.12 and Section 10.14 hereof and otherwise hereunder, only those DBM Carrier Products promoted or distributed in the Territory for the Field will be considered.

      10.13 Bone Morphogenic Proteins Exclusion. It is understood and agreed that the determination under Section 10.12 hereof, of the amount invoiced by DePuy and its DBM Promoting Affiliates for DBM Carrier Products, shall be based solely on the amount invoiced for such DBM Carrier Products, excluding any additional related charges such as for taxes, delivery or other products that may be combined or delivered with such DBM Carrier Products, and the amount so invoiced expressed in U.S. dollars, provided that in the event DePuy begins distributing a DBM Carrier Product that contains or is combined with BMPs such determination with respect to such DBM Carrier Products that contain or are combined with BMPs shall be made in U.S. dollars, excluding however that portion of the price of such DBM Carrier Products which is attributable to the BMPs contained in such product.

      10.14 Corrective Payments by DePuy.

            10.14.1 Generally. At the midpoint of the *** Remedy Period, if the aggregate dollar amount invoiced for Products covered by this Agreement during the preceding *** remains less than ***, but greater than ***, of the aggregate dollar amount invoiced for all DBM Carrier Products promoted or distributed by DePuy and its DBM Promoting Affiliates during such *** period, then unless DePuy pays to Osteotech, within *** after the date of such midpoint, an amount (the "CORRECTIVE PAYMENT") equal to *** of the dollar amount which would cause the aggregate dollar amount invoiced for Products covered by this Agreement to be at such *** level during such *** period, Osteotech may thereafter, in its sole discretion by delivery of written notice to DePuy terminate during the applicable Remedy Period this Agreement on ten

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

(10) calendar days' notice. In the event that Osteotech provides a notice of termination pursuant to the terms of this Section 10.14.1, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

            10.14.2 Midpoint Measurement. At the midpoint of the Remedy Period, if the aggregate dollar amount invoiced for Products covered by this Agreement during the preceding *** is not at least *** of the aggregate dollar amount invoiced for all DBM Carrier Products promoted or distributed by DePuy and its DBM Promoting Affiliates during such *** period, then DePuy shall be required to provide Osteotech with a monthly certification of the aggregate dollar amount invoiced monthly during the subsequent *** period for Products covered by this Agreement and the aggregate dollar amount invoiced monthly during such subsequent *** period for all such DBM Carrier Products. Such certification shall be delivered to Osteotech within fifteen (15) calendar days after the end of the month being reported upon.

            10.14.3 *** Requirement. If during the *** after the Remedy Period or during any month reported upon pursuant to Section 10.14.2, the aggregate amount invoiced for Products covered by this Agreement is not greater than *** of the aggregate dollar amount invoiced for all DBM Carrier Products promoted or distributed during such period by DePuy and its DBM Promoting Affiliates, then Osteotech may terminate during the one hundred twenty (120) calendar day period after the end of the applicable Remedy Period this Agreement upon ten (10) calendar days' written notice to DePuy. In the event that Osteotech provides a notice of termination pursuant to the terms of this Section 10.14.3, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

            10.14.4 *** Requirement. If the aggregate dollar amount invoiced during the entire Remedy Period for Products covered by this Agreement is not at least *** of the aggregate dollar amount invoiced for all DBM Carrier Products promoted or distributed by DePuy and its DBM Promoting Affiliates during the Remedy Period, then Osteotech may terminate this Agreement on thirty (30) calendar days' prior written notice to DePuy given at any time within sixty (60) calendar days after the end of the Remedy Period. In the event that Osteotech provides a notice of termination pursuant to the terms of this Section 10.14.4, then this Agreement will terminate only as to DePuy upon the effective date of such termination, and each of Osteotech and LifeNet may waive such termination as to each other in accordance with the terms of Section 10.15 hereof.

            10.14.5 Certain Exclusions. In the event the aggregate dollar amount invoiced for Products covered by this Agreement fails to equal at least *** of the aggregate dollar amount invoiced for all DBM Carrier Products promoted or distributed by DePuy and its DBM Promoting Affiliates during a calendar quarter due to a failure of Osteotech

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

to supply sufficient Product (provided that LifeNet has provided Osteotech with sufficient Allograft Bone Tissue to meet the relevant sales forecast) or due to a regulatory prohibition or restriction which limits DePuy's ability to promote the Products, the Remedy Period shall be extended by one calendar quarter for each calendar quarter during which DePuy fails to meet such requirement due to such supply or regulatory problem. The foregoing provision extending the Remedy Period shall not apply during the first year after the Effective Date, shall not apply with respect to a new Product during the first year after such new Product is introduced and shall not apply if the amount of Product required to be supplied by Osteotech is more than 108% of the sales for such Product forecast by DePuy pursuant to Section 5.3.5 hereof.

      10.15 Osteotech and LifeNet Right to Waive Termination. Except as otherwise provided in Sections 6.4.2(c) and 6.4.2(d) hereof, in the event of any termination of this Agreement as to DePuy, LifeNet and Osteotech may jointly agree to continue all activities related to the Products in accordance with the terms of this Agreement. In the event that Osteotech and LifeNet elect not to waive such termination as to each other, then this Agreement will terminate, or terminate as to Product(s), as the case may be, in accordance with the terms of the section of this Agreement pursuant to which such notice of termination as to DePuy was originally given.

      10.16 Effect of Certain Terminations on DePuy Thresholds. In the event that terminations as to Product(s) under Sections 10.5 (Infringement), 10.6 (Invalidity of Osteotech Patents), or 10.7 (Recall or Corrective Action) hereof or any other event, other than an event that is the result of DePuy's act or omission, affects the quantity of Products available to DePuy for promotion of the Products under the terms of this Agreement, the Parties agree to evaluate the affected provisions (specifically Sections 1.27, 1.54, 10.12, 10.14, and
EXHIBIT I) and to negotiate in good faith with regard to any adjustment to such provisions, in order to further the intent of the Parties under this Agreement.

      10.17 Survival. The following Sections of this Agreement shall survive any termination hereof: Section 1 (Definitions), Section 2.2 (Processing of Allograft Bone Tissue by Osteotech), Section 2.6 (Covenant Not to Sue), Section
4.1 (Relationship of the Parties),Section 6 (Compensation) to the extent applicable during any Carry-Over Period or FDA Carry-Over Period, Section 8 (Indemnification), Section 9 (Confidentiality), Section 10 (Term) to the extent applicable during any Carry-Over Period or FDA Carry-Over Period, Section 10.15 (Osteotech and LifeNet Right to Waive Termination), Section 10.17 (Survival),
Section 12 (Dispute Resolution) and Section 13 (Miscellaneous).

SECTION 11 TRADEMARKS, TRADENAMES, AND PATENTS

      11.1 Generally. Each Product will bear Trademarks pertaining to the name of the Product and the trade dress of LifeNet. Except as otherwise provided in EXHIBIT D, the Trademarks pertaining to the Products, included in EXHIBIT D hereto, shall be determined and owned exclusively by LifeNet.

      11.2 Restriction on Use. Trademarks that are owned by LifeNet and used in connection with any Product shall be used by DePuy and Osteotech only with reference to such

Product. Notwithstanding the foregoing, neither DePuy nor Osteotech shall use any Trademark owned by LifeNet in connection with any Product without the prior written consent of LifeNet.

      11.3 Infringement of Trademarks. Each Party shall advise the other Parties promptly upon its becoming aware of any infringement by a third party of Trademarks identifying any Product in the Territory. If warranted in the opinion of LifeNet, LifeNet shall promptly take such legal action as is required to restrain or otherwise prevent such infringement. The other Parties shall cooperate fully with and as requested by LifeNet, at LifeNet's expense, in LifeNet's attempt to restrain such infringement. LifeNet shall have the sole right to control the suit or proceeding, including the right to conclude a settlement on terms and conditions it deems fit, provided that LifeNet may not obligate any other Party (whether monetarily or otherwise) as part of any such settlement without the prior written consent of such other Party.

      11.4 Infringement of Osteotech Patents. Each Party shall advise the other Parties promptly upon its becoming aware of any infringement by a third party of Osteotech Patents affecting any Product in the Territory. If warranted in the opinion of Osteotech, Osteotech shall promptly take such legal action as is required to restrain or otherwise prevent such infringement. The other Parties shall cooperate fully with and as requested by Osteotech, at Osteotech's expense, in Osteotech's attempt to restrain such infringement. Osteotech shall have the sole right to control the suit or proceeding, including the right to conclude a settlement on terms and conditions it deems fit, provided that Osteotech may not obligate any other Party (whether monetarily or otherwise) as part of any such settlement without the prior written consent of such other Party.

      11.5 Infringement of LifeNet Patents. Each Party shall advise the other Parties promptly upon its becoming aware of any infringement by a third party of LifeNet Patents affecting any Product in the Territory. If warranted in the opinion of LifeNet, LifeNet shall promptly take such legal action as is required to restrain or otherwise prevent such infringement. The other Parties shall cooperate fully with and as requested by LifeNet, at LifeNet's expense, in LifeNet's attempt to restrain such infringement. LifeNet shall have the sole right to control the suit or proceeding, including the right to conclude a settlement on terms and conditions it deems fit, provided that LifeNet may not obligate any other Party (whether monetarily or otherwise) as part of any such settlement without the prior written consent of such other Party.

      11.6 Technology or Intellectual Property Developed Subsequent to Effective Date. The Parties to this Agreement acknowledge that the present Agreement is not intended to provide for joint development of any technology or intellectual property. Accordingly, any technology or intellectual property that any Party develops after the Effective Date with or without funding from another Party that relates to the Products under this Agreement shall remain the property of the developing Party; provided that if the technology or intellectual property could be asserted to bar the making or selling of any Products as contemplated by this Agreement, the Party or Parties owning such technology or intellectual property shall be deemed to have granted to the other Parties a license under the same terms as set forth in Sections 2.4 and 2.5 to such technology or intellectual property, solely to the extent of permitting such other Parties to perform their obligations under this Agreement.

SECTION 12 DISPUTE RESOLUTION

      12.1 Mediation.

            12.1.1 Mediation by AAA. Any dispute, controversy or claim arising out of or related to this Agreement, or the interpretation, application, breach, termination, validity, or inducement thereof, shall, before the commencement of any legal proceedings with respect thereto, including arbitration, first be mediated through non-binding mediation in accordance with the Commercial Mediation Rules promulgated by the AAA or successor thereof then in effect, except where those rules conflict with these provisions, in which case these provisions control. A mediation can be initiated upon any Party sending a written notice to the other Parties stating an intent to initiate mediation. The mediation shall be conducted in Washington, D.C. and shall be attended by a senior executive with authority to resolve the dispute from each Party.

            12.1.2 Mediator. The mediator shall be neutral, independent, disinterested and impartial and shall be selected from a professional mediation firm.

            12.1.3 Selection of Mediator. The Parties shall promptly confer in an effort to select a mediator by agreement. In the absence of such an agreement within ten (10) calendar days after initiation of the mediation, the mediator shall be selected by AAA in accordance with this Agreement as follows: AAA shall provide the Parties with a list of at least fifteen (15) names. Each Party shall exercise challenges for cause, two peremptory challenges, and rank the remaining candidates within five (5) Business Days after receiving the AAA list. The Parties may together interview the three top-ranked candidates for no more than one hour each and, after the interviews, may each exercise one peremptory challenge. The mediator shall be the remaining candidate with the highest aggregate ranking.

            12.1.4 Mediation Procedures. The mediator shall confer with the Parties to design procedures to conclude the mediation within no more than forty-five (45) calendar days after initiation. Under no circumstances may the commencement of any legal proceedings be delayed more than forty-five (45) calendar days by the mediation process specified herein absent contrary written agreement of the Parties.

            12.1.5 Restrictions on Parties. Each Party agrees not to use the period or tendency of the mediation to disadvantage the other Parties procedurally or otherwise. No statements made by either side during the mediation may be used by the other or referred to during any subsequent proceedings.

            12.1.6 Provisional Relief. Each Party has the right to pursue provisional relief from any court, such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain status quo, or preserve the subject matter of the dispute or claim, even though mediation has not been commenced or completed.

12.2 Arbitration.

            12.2.1 Arbitration by AAA. Any dispute, controversy or claim arising out of or related to this Agreement, or the interpretation, application, breach, termination, validity, or inducement thereof, that is not settled after mediation, shall be settled by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the AAA then pertaining, except where those rules conflict with this provision, in which case this provision controls. The Parties hereby consent to the jurisdiction of the federal district court for the district in which the arbitration is held for the enforcement of this provision and entry of judgment on any award rendered hereunder. Should such court for any reason lack jurisdiction, any court with jurisdiction shall enforce this clause and enter judgment on any award.

            12.2.2 Arbitrator. The arbitrator shall be an attorney who has at least 15 years of experience with a law firm or corporate law department of over 25 lawyers or was a judge of a court of general jurisdiction for at least 10 years. The arbitrator shall be neutral, independent, disinterested, and impartial and shall abide by The Code of Ethics for Arbitrators in Commercial Disputes approved by the AAA.

            12.2.3 Location; Substantive Law. The arbitration shall be held in Washington, D.C. and in rendering the award the arbitrator must apply the internal substantive laws of the Commonwealth of Virginia, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act.

            12.2.4 Arbitration Procedures. Within forty-five (45) calendar days after the initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than eight calendar months from the selection of the arbitrator. Failing such agreement, the AAA will design and the Parties will follow procedures that meet such a time schedule.

            12.2.5 Provisional Relief. Each Party has the right before, or if the arbitrator cannot hear the matter within an acceptable period, during the arbitration, to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration.

            12.2.6 ARBITRATION DECISION BINDING. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL. THE DECISION OF THE ARBITRATOR SHALL BE BINDING UPON THE PARTIES. THE ARBITRATOR SHALL NOT AWARD ANY PARTY PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR TORT DAMAGES INCLUDING ANY DAMAGES RESULTING FROM LOST PROFITS OR LOSS OF BUSINESS, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT, AND EACH PARTY HEREBY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES. NO PARTY MAY SEEK OR OBTAIN PREJUDGMENT INTEREST.

SECTION 13 MISCELLANEOUS

      13.1 Notice. Any notice required or permitted hereunder to any Party shall be given to all Parties in writing and shall be sufficiently given when personally delivered, sent by telefax, delivered by overnight courier or mailed by registered or certified mail, with return receipt requested, and addressed to the Party for whom it is intended at its record address, and such notice shall be effective (i) upon receipt, if delivered personally, or
(ii) upon delivery, if sent by telefax or overnight courier, or mail, provided the sender has received written confirmation of the delivery to recipient. The initial record addresses, telephone and facsimile numbers of the Parties are set forth below:

         If to Osteotech:            Osteotech, Inc.
                                     51 James Way
                                     Eatontown, New Jersey  07724
                                     Attention:  President and CEO
                                     Telephone No. (732) 542-2800
                                     Facsimile No: (732) 935-0626

         if to LifeNet:              LifeNet
                                     5809 Ward Court
                                     Virginia Beach, Virginia 23455
                                     Attention:  President and CEO
                                     Telephone No. (800) 847-7831
                                     Facsimile No.: (757)464-5721

         with a copy to:             Eric A. Hauser, Esq.
                                     Williams Mullen, a Professional Corporation
                                     One Columbus Center, Suite 900
                                     Virginia Beach, VA  23462
                                     Telephone No. (757) 473-5358
                                     Facsimile No.: (757)473-0395

         if to DePuy AcroMed:        DePuy AcroMed, Inc.
                                     325 Paramount Drive
                                     Raynham, MA 02767-0350
                                     Attention:  President
                                     Telephone No.: (508) 880-8100
                                     Facsimile No.:  (508) 828-3410

         with a copy to:             DePuy AcroMed, Inc.
                                     325 Paramount Drive
                                     Raynham, MA 02767-0350
                                     Attention: Corporate Counsel
                                     Telephone No.: (508) 828-3709
                                     Facsimile No.: (508) 828-3789

         if to DePuy Orthopaedics:   DePuy Orthopaedics, Inc.
                                     700 Orthopedic Drive, P.O. Box 988
                                     Warsaw, IN 46581-0988
                                     Attention: President
                                     Telephone No.:  (574) 372-7190
                                     Facsimile No.: (574) 269-7938
         with a copy to:             DePuy Orthopaedics, Inc.
                                     700 Orthopedic Drive, P.O. Box 988
                                     Warsaw, IN 46581-0988
                                     Attention: Corporate Counsel
                                     Telephone No.: (574) 372-7446
                                     Facsimile No.:  (574) 372-7596

Any Party, at any time, may change its previous record address, telephone or facsimile number by giving written notice of the substitution to the other Parties as herein provided.

            13.2 Force Majeure. The performance by a Party of any covenant or obligation on its part to be performed under this Agreement, with the exception of the obligation to make any payments already due and owing to any other Party, shall be excused by Force Majeure for so long as such Force Majeure condition exists. The Party relying on the foregoing shall notify the other Party in writing of the Force Majeure condition.

            13.3 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement, or any of the rights and obligations created herein, shall not be assigned or transferred, in whole or in part, to any Person (other than an Affiliate of the Party proposing the assignment or transfer) by a Party hereto without the prior written consent of the other Parties.

            13.4 Amendment. No modification or amendment hereof shall be valid or binding upon the Parties hereto unless made in writing and duly executed by all Parties.

            13.5 Waiver. Failure of a Party to insist upon the strict performance of any provision hereof or to exercise any right or remedy shall not be deemed a waiver of any right or remedy with respect to any existing or subsequent breach or default. The waiver of any term or condition hereof must be in writing, signed by the Party granting such waiver, and any such waiver shall not be construed as a waiver of any other term or condition of this Agreement.

            13.6 Remedies. The remedies available to each of the Parties pursuant to the terms of this Agreement shall be cumulative, and unless otherwise specified herein, each Party's remedies may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy.

            13.7 Severability. In the event that any one or more of the provisions (or any part thereof) contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. Any term or provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, to the extent the economic benefits conferred by this Agreement to the Parties remain substantially unimpaired, not affect the validity, legality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

            13.8 Governing Law. This Agreement shall be construed and the legal relations between the Parties hereto determined in accordance with the laws of the

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Commonwealth of Virginia without regard to what laws might otherwise govern under applicable principles of conflict or choice of law.

            13.9 Publicity. No Party shall originate any publicity, news release, or other announcement, written or oral, whether to the public press, the trade, its customers or otherwise, relating to this Agreement, or to performance hereunder or the existence of an arrangement among the Parties without providing the other Parties at least five (5) Business Days' advance written notice of such proposed disclosure and without obtaining the other Parties' approval of such proposed disclosure (which approval will not be unreasonably withheld, conditioned or delayed). Neither Party shall use the name of the other Party or any of its Affiliates for advertising or promotional purposes without the prior written consent of such other Party (which consent will not be unreasonably withheld, conditioned or delayed). Nothing contained in this Section 13.9 shall prevent a Party from making a public announcement or other public disclosure relating to this Agreement, or to performance hereunder or the existence of an arrangement among the Parties or shall require a Party to provide the other Parties with advance notice of or obtain the approval of the other Parties to, any such public announcement or public disclosure to the extent such public announcement or public disclosure is required by applicable laws or regulations, including applicable securities laws, the rules of any national securities exchange or quotation system upon which such Party's securities are listed or quoted or court order. Notwithstanding the preceding sentence, in the event that such public announcement or public disclosure is required, the Party making the disclosure will use Reasonable Efforts to provide a courtesy copy of any such disclosure to the other Parties twenty-four (24) hours prior to disclosing the information publicly for the other Parties' non-binding review and comment; provided that such requirement will not apply in the event that the Party making the public disclosure believes in good faith that such disclosure must be made immediately.

            13.10 Headings. The clause headings are placed herein merely as a matter of convenience and shall not affect the construction or interpretation of any of its provisions.

            13.11 Entire Agreement. It is the desire and intent of the Parties to provide certainty as to their future rights and remedies against each other by defining the extent of their undertakings herein. This Agreement and the Primary Agreement constitute and set forth the entire agreement and understanding among the Parties with respect to the subject matter hereof and are intended to define the full extent of the legally enforceable undertakings of the Parties hereto, and no promise, agreement or representation, written or oral, which is not set forth explicitly in this Agreement or in the Primary Agreement is intended by any Party to be legally binding. Each Party acknowledges that in deciding to enter into this Agreement and to consummate the transactions contemplated hereby it has not relied upon any statements, promises or representations, written or oral, express or implied, other than those explicitly set forth in this Agreement. This Agreement supersedes all previous understandings, agreements and representations among the Parties, written or oral, with respect to the subject matter hereof and thereof.

            13.12 Conflicts with Primary Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and the Primary Agreement, the terms of this Agreement shall control.

            13.13 Fees and Expenses. Each Party shall pay all of its own fees and expenses (including all legal, accounting and other advisory fees) incurred in connection with the negotiation and execution of this Agreement and the arrangements contemplated hereby.

            13.14 Incorporation by Reference. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

            13.15 Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

            13.16 Counterparty and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Exclusive Marketing Agreement to be executed by their respective duly authorized officers or representatives as of the day and year first above written.

         OSTEOTECH, INC.                        DEPUY ORTHOPAEDICS, INC.


By:      /s/ Richard W. Bauer            By:    /s/ Kevin Sidow
         -------------------------------        --------------------------------
         Name: Richard W. Bauer                 Name: Kevin Sidow
         Title: President & CEO                 Title: President

         LIFENET                                DEPUY ACROMED, INC.


By:      /s/ Richard Hurwitz             By:    /s/ Earl R. Fender
         -------------------------------        --------------------------------
         Name: Richard Hurwitz                  Name: Earl R. Fender
         Title: President/CEO                   Title: Worldwide President

MARKETING AGREEMENT

                                    EXHIBIT A

                                    PRODUCTS

            The following Products, as more specifically described in the table in Section I below and containing the product specifications described in
Section II below, will be developed by Osteotech and will be subject to the promotional arrangements of the Marketing Agreement to which this Exhibit is attached:

I     The Products

------------------ ---------------- --------------- ----------- -------------
     PRODUCT           PRODUCT                       PACKAGE      PACKAGE
   DESCRIPTION      SPECIFICATION     TRADENAME       VOLUME     CONTAINER
------------------ ---------------- --------------- ----------- -------------
***                ***              ***             ***         ***
------------------ ---------------- --------------- ----------- -------------
***                ***              ***             ***         ***
------------------ ---------------- --------------- ----------- -------------
***                ***              ***             ***         ***
------------------ ---------------- --------------- ----------- -------------
***                ***              ***             ***         ***
------------------ ---------------- --------------- ----------- -------------

            The allograft bone tissue contained in these Products will be processed using *** (the "REQUIRED Characteristics", with the allograft bone tissue bearing the Required Characteristics known as the "ALLOGRAFT BONE TISSUE"). The Required Characteristic product formulations, will be exclusive to DePuy and LifeNet. ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT

                  II.      Product Specifications

                                        *** [Two and one-half pages omitted.]

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT


                                    EXHIBIT B

                                      ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT

                                    EXHIBIT C

      OSTEOTECH SUGGESTED END USER FEES FOR THE PRODUCTS (EFFECTIVE 1/1/03)

                                       ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT


                                    EXHIBIT D

                                   TRADEMARKS

OPTIUM

LIFENET

ALLOWASH(TM)

DEPUY(R)

The DePuy mark is owned by DePuy, or one of its Affiliates, and will continue to be owned by DePuy, or one of its Affiliates.

DEPUY ACROMED(TM)

The DePuy AcroMed mark is owned by DePuy, or one of its Affiliates, and will continue to be owned by DePuy, or one of its Affiliates.

DEPUY ACE(TM)

The DePuy ACE mark is owned by DePuy, or one of its Affiliates, and will continue to be owned by DePuy, or one of its Affiliates.

OSTEOTECH(TM)

The Osteotech mark is owned by Osteotech and will continue to be owned by Osteotech.

OSTEOTECH LOGO

[GRAPHIC OMITTED]

The Osteotech logo is owned by Osteotech and will continue to be owned by Osteotech.

Marketing Agreement

                                    EXHIBIT E

                               PROMOTIONAL BUDGET

                                       ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT

                                    EXHIBIT F

                               OSTEOTECH PATENTS

                                    OSTEOTECH
                            LIST OF RELEVANT PATENTS

--------------- ---------------------------------------------------------------------------------------------- ---------------
ISSUED          PATENT TITLE                                                                                   ISSUE DATE
PATENT
NUMBER
--------------- ---------------------------------------------------------------------------------------------- ---------------
                ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------

--------------- ---------------------------------------------------------------------------------------------- ---------------
                ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------

--------------- ---------------------------------------------------------------------------------------------- ---------------
                ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
                ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------
***             ***                                                                                            ***
--------------- ---------------------------------------------------------------------------------------------- ---------------

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT

                                    EXHIBIT G

                           LIFENET TECHNOLOGY PATENTS

                        LIFENET LIST OF RELEVANT PATENTS

        ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

MARKETING AGREEMENT

                                    EXHIBIT H

                         FINAL PACKAGING SPECIFICATIONS

        ***

----------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

                                    EXHIBIT I

        ***


--------
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.